As filed with the SEC on April 20, 2012 .	Registration No. 2-89558
Registration No. 811-3971

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 43

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 50
_____________

PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Assistant Secretary
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2012 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on _____________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2012

PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE LIFE®
INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

• Conservative Balanced • Diversified Bond • Equity • Flexible Managed • Global	• Government Income • High Yield Bond • Jennison • Money Market	• Natural Resources • Small Capitalization Stock • Stock Index • Value

•	Invest in the Fixed Rate Option, which pays a guaranteed interest rate.

•	Invest in the Pruco Life Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in Pruco Life Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                       Pruco Life Insurance Company
                        213 Washington Street
                             Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

                                                                                                                                                                                                                                                                                                                                                                                                       Page                                                                                                              Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
Brief Description of the Contract	4
Types of Death Benefit Available Under the Contract	4
Death Benefit Guarantee	4
The Contract Fund	5
Tabular Contract Fund	5
Premium Payments	5
Allocation of Premium Payments	5
Investment Choices	6
Transfers Among Investment Options	6
Increasing or Decreasing the Face Amount	6
Access to Contract Values	7
Contract Loans	7
Canceling the Contract	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	7
Increase in Charges	7
Contract Lapse	8
Risks of Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	8
Limitations on Transfers	8
Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	9
Potential Tax Consequences	9
Replacement of the Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	11

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE SERIES FUND	11
Pruco Life Insurance Company	11
The Pruco Life Variable Appreciable Account	11
The Prudential Series Fund	11
Investment Manager	12
Investment Subadvisers	13
Service Fees Payable to Pruco Life	13
Voting Rights	13
Substitution of Variable Investment Options	14
The Fixed Rate Option	14
The Pruco Life Variable Contract Real Property Account	14

CHARGES AND EXPENSES	15
Deduction from Premiums	15
Taxes Attributable to Premiums	15
Sales Load Charges	15
Cost of Insurance	17
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	18
Portfolio Charges	18
Rider Charges	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
Contract Owner	18
Beneficiary	18

OTHER GENERAL CONTRACT PROVISIONS	18
Assignment	18
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS	19

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	20

PREMIUMS	20
Allocation of Premiums	22
When a Contract Becomes Paid-Up	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	24

DEATH BENEFITS	25
Contract Date	25
When Proceeds Are Paid	25
Death Claim Settlement Options	25
Types of Death Benefit	25
How a Contract's Death Benefit Will Vary	26
Increases in the Face Amount	27
Decreases in the Face Amount	29

CONTRACT VALUES	29
Surrender of a Contract	29
How a Contract’s Cash Surrender Value Will Vary	29
Loans	30
Withdrawals	31

LAPSE AND REINSTATEMENT	32
Options on Lapse	32

TAXES	33
Tax Treatment of Contract Benefits	33
Tax-Qualified Pension Plans	35

DISTRIBUTION AND COMPENSATION	35

LEGAL PROCEEDINGS	36

FINANCIAL STATEMENTS	37

ADDITIONAL INFORMATION	38

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	39

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	40

The Prudential Series Fund	Appendix 1
PSF Conservative Balanced Portfolio
PSF Diversified Bond Portfolio
PSF Equity Portfolio
PSF Flexible Managed Portfolio
PSF Global Portfolio
PSF Government Income Portfolio
PSF High Yield Bond Portfolio
PSF Jennison
PSF Money Market Portfolio
PSF Natural Resources Portfolio
PSF Small Capitalization Stock Portfolio
PSF Stock Index Portfolio
PSF Value Portfolio

The Pruco Life Variable Contract Real Property Account	Appendix 2

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of premium payments.)	Deducted from premium payments.	5%
Administrative fee	Deducted from premium payments.	$2
Taxes Attributable to Premiums(1) (Charge is a percentage of premium payments.)	Deducted from premium payments.	2.5%
Maximum Deferred Sales Charge (Load)(2) (Charge is a percentage of one scheduled annual premium.)	Upon lapse, surrender, or decrease in the Face Amount.	45%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender, or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs Benefit Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the   Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.15(3)
Mortality and Expense Risk fee. (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.60%(4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(5)
Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.02 plus $2.50
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.02
Net interest on loans.(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider.(1)
Minimum and Maximum Charges per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.16 to $7.91 _____________ $0.19(3)
Child Level Premium Term Rider.(5)(7) (Charge per $1,000 of rider coverage.)	Monthly	$0.45

Accidental Death Benefit Rider.
Minimum and Maximum Charges per $1,000 of coverage.
____________
Accidental Death Benefit fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.04 to $0.64 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider.(1)
Minimum and Maximum Charges per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
Monthly	From $0.06 to $0.47 _____________ $0.17(3)
Waiver of Premium Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.008 to $0.21 _____________ $0.07(3)
Applicant Waiver of Premium Rider.
Minimum and Maximum Charges
(Charge is a percentage of the Contract's applicable premium, and capped at $0.15 per $1,000 of coverage.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's applicable premium.)
Monthly	From 0.40% to 3.14% _____________ 0.7%(3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)	The daily charge is based on the effective annual rate shown.
(5)
Both the charge and the duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(6)
The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%.  A loan with a variable loan interest rate may be charged a lower effective annual interest rate.  See Loans.

(7)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	0.84%

(1)	Total Annual operating expense for Real Property Partnership is 8.38%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.  Some features and/or riders described in this prospectus may not be available through all brokers or in all states.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  The Death Benefit remains fixed in amount (unless the Contract becomes paid-up) and only the Cash Surrender Value will vary with investment experience.  Under a newer version, sold in most jurisdictions beginning in September 1986, the Death Benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Pruco Life Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.  We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS and Tax Treatment of Contract Benefits.  Pruco Life will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums.  You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See The Pruco Life Variable Appreciable Account and the Allocation of Premiums sections.

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Pruco Life Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional Variable Investment Options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Certain restrictions may apply to transfers from the Fixed Rate Option and the Real Property Account.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge.  The minimum loan amount you may borrow at any one time is generally $500, unless the loan proceeds are used to pay premiums on your Contract.  The minimum loan amount may be lower in some states.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law does not require a refund of all premium payments made, you will receive the greater of  (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the Face Amount of insurance.  However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.  A surrender charge may be deducted.  See CHARGES AND EXPENSES.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option and The Pruco Life Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership.  See the accompanying prospectus for the Pruco Life Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE SERIES FUND

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Appreciable Account

Pruco Life has established a Separate Account, the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account.  Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Pruco Life will transfer capital contributions and earned fees and charges to its general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.  On October 31, 1986, the Pruco Life Series Fund, Inc, an open-end diversified management investment company, which sold its shares only to Separate Accounts of Pruco Life and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Prudential Series Fund.  Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

The Series Fund has a separate prospectus that is provided with this prospectus.  You should read the Series Fund prospectus before you decide to allocate assets to the Portfolios.  There is no assurance that the investment objectives of the Portfolios will be met.  There may be Portfolios described in the accompanying Fund prospectus that are not available on this product.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC ("PI") serves as the investment manager for The Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  The full names of the investment subadvisers are listed immediately following the chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

The Prudential Series Fund - Class 1 Shares
Portfolios	Objectives	Subadvisers
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Government Income	High level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services.  PI pays each subadviser out of the fee that PI receives from the Series Fund.

More detailed information is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into an agreement with the Prudential Series Fund (the "Series Fund").  Under the terms of the agreement, Pruco Life provides administrative and support services to the Portfolios of the Series Fund for which it receives an annual fee from the investment adviser, distributor and/or the Portfolio based on the average assets allocated to the Portfolio.  The agreement, including the fees paid and services provided, can vary for each Portfolio.

Pruco Life and/or our affiliates may receive substantial and varying administrative service payments from the Series Fund or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments. Administrative service payments partially compensate for providing administrative services with respect to Contract Owners invested indirectly in the Series Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  The administrative service fees we receive originate from the assets of the Series Fund itself and/or the assets of the Series Fund’s investment adviser.  In either case, the existence of administrative service fees may tend to increase the overall cost of investing in the Series Fund.   In addition, because these fees are paid to us, allocations you make to the Portfolios may benefit us financially if these fees exceed the costs of the administrative support services.

We collect these payments and fees under agreements between us and the Series Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Series Fund.  As of May 1, 2012, the administrative service fee we receive is 0.05% of the average assets allocated to the Series Fund.

In addition to the payments that we receive from the Series Fund and/or their affiliates, the Series Fund and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the  available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life’s general account.  The general account consists of all assets owned by Pruco Life other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life.  Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and   Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.  Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.   Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life Variable Contract Real Property Account

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties.  It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions.  It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund.  The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive.  The premium tax charge is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Sales Load Charges

We may charge up to 5% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted.  See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace.  This second part is called the deferred sales charge.  However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary.  The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary.  No deferred sales charge is applicable to the Death Benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract Year, or if there is an increase in the Face Amount of insurance.  Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract Year.  More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary).  The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender
Entire Year 1
Entire Year 2
Entire Year 3
Entire Year 4
Entire Year 5
First 7 Months of Year 6
First Month of Year 7
First Month of Year 8
First Month of Year 9
First Month of Year 10
First Month of Year 11
   and Thereafter
	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract Years due on or before the date of surrender or lapse.  Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract Years.  This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher.  See PREMIUMS.  To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly.  The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract Year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class.  Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums.  If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis.  Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose.  We may, on a uniform and non-Contractual basis, withdraw or modify this concession, although we do not currently intend to do so.  If you elect to increase the Face Amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges.  The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract Owners.  We deduct $2.50 per Contract and up to $0.02 per $1,000 of the Face Amount of insurance.  This charge also applies to increases in the Face Amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less.  Currently, the charge of $0.02 per $1,000 of the Face Amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987.  Thus, we will deduct $44.40 per year for a Contract with the minimum Face Amount of $60,000, not issued on a Pru-Matic Premium Plan basis.  We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period.  We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Pruco Life.  Currently, no charge is being made to the Account for Pruco Life’s federal income taxes.  We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace.  This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records.  We deduct $5 per $1,000 of the Face Amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract Year (later if additional insurance is added after issue).  However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract Anniversary.  For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial Face Amount of insurance until it reaches zero at the end of the 10th Contract Year.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.
(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased.  If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums.  See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.  Any Pruco Life representative can explain these extra benefits further.  Samples of the provisions are available from Pruco Life upon written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.  Generally, the minimum initial guaranteed Death Benefit was $60,000.  However, higher minimums are applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $40,000.  The Contract was generally issued on insureds below the age of 81.  Before issuing any Contract, Pruco Life required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.
PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract.  If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year.  The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  Currently, Contract Owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges.  See CHARGES AND EXPENSES.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  Pruco Life will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

Pruco Life will generally accept any premium payment of at least $25.  Pruco Life reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Each Contract sets forth two premium amounts.  The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”).  However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum Contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract.  We will tell you what the amount of your second premium will be.  Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date.  We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount.  Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.

The following table shows, for two Face Amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the Preferred rating class.  Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary.  If this happens, Pruco Life may refuse to accept any further premium payments.  If a Contract becomes paid-up, the Death Benefit then in-force becomes the guaranteed minimum Death Benefit; apart from this guarantee, the Death Benefit and the Cash Surrender Value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract.  Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up.  Instead, the Death Benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's Attained Age at such time.  See How a Contract's Death Benefit Will Vary.  The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES.  The term “net single premium,” the factor which determines how much the Death Benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary.  Whenever the Death Benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract.  If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase.  The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing Death Benefit for the remaining life of the insured.  If this should occur, Pruco Life will notify the Contract Owner that no further premium payments are needed.  We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up.  See RIDERS. The revised Contracts will not become paid-up.

We guarantee that the Death Benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates.  The Cash Surrender Value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The Death Benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

Contracts issued on insureds of 14 years of age or less include a special provision under which the Face Amount of insurance increases automatically to 150% of the initial Face Amount on the Contract Anniversary after the insured reaches the age of 21.  If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the Death Benefit by the amount necessary to keep the Contract in-force as a premium paying Contract.  If this should occur, the increase in the Death Benefit on the Contract Anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the Face Amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See When a Contract Becomes Paid-Up.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms.  Contract Form A will become paid-up more rapidly than a comparable Form B Contract.  But Contract Owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the Death Benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large Cash Surrender Value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up.  Instead, the Death Benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium.  Thus, instead of becoming paid-up, we will increase the Contract's Death Benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance.  Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

 1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.  See Loans.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.
Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt.  See Loans.  Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the Death Benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the Face Amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract.  See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the Face Amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and Pruco Life representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the Face Amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in Death Benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered.  All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums.  An increase in the Face Amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the Face Amount of your Contract if you are contemplating a total or partial surrender or a decrease in the Face Amount of insurance.

An increase in the Face Amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load.  See CHARGES AND EXPENSES.  Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described.  The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be re-calculated as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

The right to convert the increase in the Face Amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased.  There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced.  The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured's Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract.  The minimum loan amount may be lower in some states.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued.  For example, the Published Monthly Average in 2011 ranged from 4.39% to 5.66%.

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•
While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund Value for the new Face Amount.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)	You may make no more than four withdrawals in each Contract Year.

There is a transaction fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value.  To reinstate a lapsed Contract, we require a written request for reinstatement, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of Pruco Life prior to the end of the 61 day grace period.  You may also choose one of the two options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt.  In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Pruco Life.  The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $60,952,205 in 2011, $61,514,049 in 2010, and $67,749,409 in 2009.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 to $1,788,193, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our business. Our pending legal and regulatory actions may include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We are subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our operations, including claims for breach of contract. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois.  The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits.  In January 2011, the case was removed to the United States District Court for the Southern District of Illinois.  In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add Pruco Life as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company.  In April 2011, a motion to dismiss the amended complaint was filed.  In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, Pruco Life, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Pruco Life received a similar request for information from the State of Connecticut Attorney General’s Office.  Pruco Life is cooperating with these investigations.  Pruco Life has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life.  The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.  In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life.  The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made.  In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified.  Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including Pruco Life) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Pruco Life that it intends to conduct an audit of Pruco Life’s compliance with New York’s unclaimed property laws.  The Minnesota Attorney General has also requested information regarding Pruco Life’s use of the SSMDF and its claim handling procedures and Pruco Life is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life’s unclaimed property procedures.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

FINANCIAL STATEMENTS

Pruco Life's audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.  Also referred to in the Contract as “Net Cash Value.”

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Issue Age - The insured's age as of the Contract Date.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Pruco Life Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

To Learn More About Pruco Life Variable Appreciable Life®

To learn more about the Pruco Life Variable Appreciable Life® Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2012, or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

                                                                                                                                                                                                                                                                                                                                                                                               Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	7
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89558.  The SAI contains additional information about the Pruco Life Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life® SAI, material incorporated by reference, and other information about Pruco Life.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3971

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Appreciable Account
Pruco Life Insurance Company

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2012.

TABLE OF CONTENTS

                                                                                                                                                                                                                                                                                                                                                                                                     Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	7
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $34,382,740 in 2011, $23,382,978 in 2010, and $17,879,927 in 2009.

Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life ® Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis,

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with Pruco Life retaining 10% of the Face Amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010, is unaffected by the Regulus acquisition.  Regulus received $2,249,074 in 2011, $2,750,655 in 2010, and $223,178 in 2009 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA  30092.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

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ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A and B Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Pruco Life representative before making unscheduled premium payments.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

 1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1) you paid only Scheduled Premiums;
(2) you paid Scheduled Premiums when due;
(3) your selected investment options earned a net return at a uniform rate of 4% per year;
(4) we deducted full mortality charges based upon the 1980 CSO Table;
(5) we deducted maximum sales load and expense charges; and
(6) there was no Contract Debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the

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Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Whenever the Death Benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract Owners to transfer their entire Contract Fund to the Fixed Rate Option at any time within two years of any increase in Face Amount with respect to the amount of the increase.  This is done without regard to the otherwise applicable limit of four transfers per year.  This conversion right will also be provided if the Series Fund or one of its Portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A

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registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 to $1,788,193, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1717 Capital Management Company, 1st Global Capital Corp, 3 Mark Equities Inc, Ace Diversified Capital, Inc., AG Edwards & Sons  LLC, Allied Beacon Partners, Inc., ALLSTATE FINANCIAL SERVICES LLC, American General Securities, Inc., American Independent Securities Group LLC, American Portfolios Financial Services Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Amsouth Investment Services Inc, Aon Benfield Securities, Inc. Arlington Securities Inc, Askar Corporation, Associated Securities Corp, Aurum Securities Corp, Ausdal Financial Partners, Inc., AXA Advisors LLC, Bb&T Investments Services Inc , Bcg Securities Inc, Benefit Funding Services LLC, Berthel Fisher & Co Financial Services Inc, Bg Worldwide Securities Inc , Broker Dealer Financial Services Corp , Brokers International Financial Services, Brookstone Securities, Inc. , Cadaret  Grant & Co Inc , Cambridge Investment Research Inc, Cambridge Legacy Securities LLC, Capital Analysts Inc, Capital Financial Services Inc, Capital Select Investments Corporation, Capital Synergy Partners Inc., Catholic Financial Services

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Corporation, Cbiz Financial Solutions Inc, Cco Investment Services, Corp., Centara Capital Securities, Inc, Centaurus Financial Inc, Cfd Investments Inc, Citigroup Global Markets Inc, Clark Securities Inc, Cms Investment Resources Inc, Comerica Securities Inc, Commonwealth Financial Network, Comprehensive Asset Management & Service Inc, Coordinated Capital Securities, Cornerstone Institutional Investors Inc , Country Capital Management Company , Cps Financial And Insurance Services Inc, Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc, Dempsey Financial Network Inc, Dewaay Financial Network, LLC, Dolphin Securities Inc, Dunwoody Brokerage Services Inc. , Edward D Jones And Company L P, Elite Securities Inc, Empire Securities Corporation, Eplanning Securities Inc , Equitrust Marketing Services, LLC, Equity Services Inc, Essex Financial Services Inc, Executive Services Securities, LLC., Farmers Financial Solutions Inc, Fas Corporation, Fifth Third Securities Inc, Financial Network Investment Corp, Financial West Group, Fintegra Llc, First Allied Securities Inc, First Brokerage America, LLC., First Heartland Capital Inc, First State Financial Management, Inc., First Wall Street Corp, Foothill Securities Inc, Fortune Financial Services Inc, Fortune Securities Inc, Fpcm Securities, Llc., Fsc Securities Corporation, Ga Financial Inc, Geneos Wealth Management Inc, Genworth Financial Securities Corp., Girard Securities Inc, Globalink Securities, Inc., Great American Advisors Inc, Guardian Investors Services Corp, Gwn Securities Inc, H Beck Inc, H&R Block Financial Advisors Inc, Haas Financial Products Inc, Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services Llc, Harbour Investments Inc,  Hd Vest Investment Securities Inc, Herndon Plant Oakley Limited, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntleigh Securities Corporation, Ims Securities Inc,  Independent Financial Group Inc, Ing Financial Partners Inc, Interlink Securities Corp, Intervest Int'l Equities Corp, Invest Financial Corporation, Investacorp Inc, Investment Centers Of America, Investment Professionals, Inc., Investors Capital Corporation, Investors Security Company Inc, Iron Street Securities Inc, J.J.B. Hilliard, W.L. Lyons, LLC., Janney Montgomery Scott LLC, Jw Cole Financial Inc, Kcd Financial Inc, Kcg Securities, LLC, Kms Financial Services, Inc., Kovack Securities Inc, Lasalle St. Securities LLC, Leaders Group Inc (The), Legacy Financial Services Inc, Legend Equities Corporation, Lifemark Securities Corporation, Lincoln Financial Advisors Corp, Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc,Lm Kohn & Company, Loria Financial Group LLC, Lpl Financial Corporation, Lsy Inc. Dba American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc, M&T Securities, Inc., Mafg Ria Services Inc, Medallion Investment Services, Meridien Financial Group Inc, Merrill Lynch Pierce Fenner & Smith Inc, Metlife Securities, Inc., Midamerica Financial Services Inc., Mmc Securities Corp., Mml Investors Services LLC, Money Concepts Capital Corp, Morgan Keegan & Company Inc , Morgan Stanley & Co Inc, Morgan Stanley Smith Barney LLC, Mtl Equity Products Inc, Multi Financial Securities Corporation, Mutual Service Corporation, Mutual Trust Co Of America Securities, Mwa Financial Services Inc, National Planning Corporation, New England Securities, Newport Group Securities Inc, Next Financial Group Inc, Nfp Securities Inc, Northeast Securities Inc, Northland Securities Inc, Northwestern Mutual Investment Services, Npb Financial Group, LLC, Nrp Financial, Inc.,  Nylife Securities, Oberweis Securities, Ogilvie Security Advisors Corporation, Olde Economie Financial Consultants Ltd, Oneamerica Securities Inc, Oppenheimer & Co., Inc., Pacific West Securities Inc, Packerland Brokerage Services Inc, Pan American Financial Services Inc, Park Avenue Securities Llc, Pension Planners Securities Inc, Pj Robb Variable Corp, Primevest Financial Services Inc, Princor Financial Services, Private Client Services, LLC, Private Consulting Group Inc , Private Placement Insurance Products, LLC, Proequities Inc, Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc, Qa3 Financial Corporation, Quest Capital Strategies Inc, Questar Capital Corporation, Ra Bench, Rampart Financial Services Inc, Raymond James & Associates Inc, Rbc Capital Markets Corporation, Resource Horizons Group LLC , Retirement Capital Group Securities Inc, Rmin Securities Inc, Robert W Baird & Co. Incorporated, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Scf Securities Inc, Securian Financial Services Inc, Securities America Inc, Securities Service Network Inc, Sigma Financial Corporation, Signal Securities Inc , Signator Investors Inc, Sii Investments Inc, Smith, Brown & Groover Inc, Sorrento Pacific Financial, LLC, Southern Financial Group Inc, Springboard Securities Inc, Ssi Equity Services Inc, Stanley Laman Group Securities LLC, Stephens Inc, Stifel Nicolaus & Co Inc, Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc, Sunset Financial Services Inc, Sws Financial Services Inc, Symetra Investments Services Inc, Syndicated Capital Inc, Synergy Investment Group LLC, Td Wealth Management Services, Inc.,Tfs Securities Inc, The Enterprise Securities Company, The Investment Center Inc, The New Penfacs, Inc., The On Equity Sales Company, The Strategic Financial Alliance Inc, Thoroughbred Financial Services LLC, Tower Square Securities Inc, Trading Services Group Inc, Transamerica Financial Advisors Inc, Triad Advisors Inc, Trustmont Financial Group, Inc., Ubs Financial Services Inc, Underwriters Equity Corporation, Unionbanc Investment Services, LLC, United Planners Financial Services, United Securities Alliance Inc, Univest Investments Inc, Usa Advanced Planners, Inc., Usa Financial Securities Corporation, Usallianz Securities Inc, Usi Securities Inc, Uvest Investment Services Inc, Uvest Investment Services Inc, Valmark Securities Inc, Vfic Securities Inc, Vsr Financial Services Inc, Wall Street Financial Group Inc, Walnut Street Securities, Waterstone Financial Group Inc, Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Insurance Services Investment Advisors Inc, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc, Woodbury Financial Services Inc, Workman Securities Corp, World Equity Group, Worth Financial Group Inc, Wrp Investments Inc, Ws Griffith Securities Inc.

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Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of Pruco Life Variable Appreciable Account as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

7

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Pruco Life’s Variable Appreciable Life® had been investing in that Subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life’s Variable Appreciable Life® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$80,556,316	$265,308,876	$586,140,661	$931,765,289	$480,121,282

Net Assets	$80,556,316	$265,308,876	$586,140,661	$931,765,289	$480,121,282

NET ASSETS, representing:
Accumulation units	$80,556,316	$265,308,876	$586,140,661	$931,765,289	$480,121,282

	$80,556,316	$265,308,876	$586,140,661	$931,765,289	$480,121,282

Units outstanding	42,306,908	83,656,080	77,026,295	141,303,144	87,149,101

Portfolio shares held	8,055,632	22,598,712	24,700,407	58,271,750	29,419,196
Portfolio net asset value per share	$10.00	$11.74	$23.73	$15.99	$16.32
Investment in portfolio shares, at cost	$80,556,316	$247,858,180	$560,965,778	$908,133,773	$416,533,017

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$16,284	$11,194,218	$4,292,160	$18,421,790	$10,854,216

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	441,763	1,548,853	3,761,047	5,622,989	2,881,680
Reimbursement for excess expenses	0	(26,159)	(486,701)	(2,109,279)	(898,764)

NET EXPENSES	441,763	1,522,694	3,274,346	3,513,710	1,982,916

NET INVESTMENT INCOME (LOSS)	(425,479)	9,671,524	1,017,814	14,908,080	8,871,300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	5,960,207	0	0	0
Realized gain (loss) on shares redeemed	0	761,819	3,215,980	1,015,933	3,231,369
Net change in unrealized gain (loss) on investments	0	794,105	(28,134,370)	20,622,718	7,673,051

NET GAIN (LOSS) ON INVESTMENTS	0	7,516,131	(24,918,390)	21,638,651	10,904,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(425,479)	$17,187,655	$(23,900,576)	$36,546,731	$19,775,720

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$139,092,518	$995,526,982	$128,963,602	$226,592,479	$75,993,365	$25,935,562	$174,427,650	$63,784,455

$139,092,518	$995,526,982	$128,963,602	$226,592,479	$75,993,365	$25,935,562	$174,427,650	$63,784,455

$139,092,518	$995,526,982	$128,963,602	$226,592,479	$75,993,365	$25,935,562	$174,427,650	$63,784,455

$139,092,518	$995,526,982	$128,963,602	$226,592,479	$75,993,365	$25,935,562	$174,427,650	$63,784,455

33,009,690	442,464,734	7,066,313	68,412,636	38,841,738	6,393,518	72,691,574	15,324,992

8,731,483	201,932,451	3,371,597	7,200,269	4,486,031	2,096,650	7,499,039	3,752,027
$15.93	$4.93	$38.25	$31.47	$16.94	$12.37	$23.26	$17.00
$159,637,232	$1,020,971,752	$120,840,533	$200,532,244	$83,948,079	$24,877,712	$156,103,439	$63,538,052

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$1,540,225	$74,172,307	$295,049	$3,797,116	$1,287,923	$620,387	$549,823	$575,594

904,640	5,892,237	926,343	1,412,362	494,455	150,566	1,101,639	422,683
0	0	0	0	0	0	0	0

904,640	5,892,237	926,343	1,412,362	494,455	150,566	1,101,639	422,683

635,585	68,280,070	(631,294)	2,384,754	793,468	469,821	(551,816)	152,911

0	0	0	0	0	517,576	0	954,198
(705,995)	(40,602)	2,340,667	2,926,004	(174,814)	60,053	2,490,061	(189,427)
(9,038,242)	(25,031,616)	(33,857,643)	(1,953,918)	(6,860,917)	648,215	(2,205,112)	(1,200,676)

(9,744,237)	(25,072,218)	(31,516,976)	972,086	(7,035,731)	1,225,844	284,949	(435,905)

$(9,108,652)	$43,207,852	$(32,148,270)	$3,356,840	$(6,242,263)	$1,695,665	$(266,867)	$(282,994)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS

	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS Growth Series – Initial Class	American Century VP Value Fund	Prudential SP Small Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$16,688,374	$40,487,826	$34,586,831	$18,792,801	$8,504,672

Net Assets	$16,688,374	$40,487,826	$34,586,831	$18,792,801	$8,504,672

NET ASSETS, representing:
Accumulation units	$16,688,374	$40,487,826	$34,586,831	$18,792,801	$8,504,672

	$16,688,374	$40,487,826	$34,586,831	$18,792,801	$8,504,672

Units outstanding	13,576,172	27,008,990	19,610,827	8,727,077	5,522,407

Portfolio shares held	1,404,745	1,772,672	1,408,259	3,240,138	717,089
Portfolio net asset value per share	$11.88	$22.84	$24.56	$5.80	$11.86
Investment in portfolio shares, at cost	$18,135,774	$33,363,727	$25,155,543	$21,418,333	$8,569,602

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS

	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS Growth Series – Initial Class	American Century VP Value Fund	Prudential SP Small Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$289,704	$256,508	$69,568	$391,656	$77,657

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	116,215	260,166	217,167	115,167	60,719
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	116,215	260,166	217,167	115,167	60,719

NET INVESTMENT INCOME (LOSS)	173,489	(3,658)	(147,599)	276,489	16,938

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	122,384	944,116	1,153,152	(301,234)	177,185
Net change in unrealized gain (loss) on investments	(2,939,892)	(3,455,174)	(1,305,196)	107,870	(437,090)

NET GAIN (LOSS) ON INVESTMENTS	(2,817,508)	(2,511,058)	(152,044)	(193,364)	(259,905)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,644,019)	$(2,514,716)	$(299,643)	$83,125	$(242,967)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio

$10,736,376	$0	$4,385,466	$6,574,428	$8,095,127	$1,919,400	$4,718,736	$15,240,070

$10,736,376	$0	$4,385,466	$6,574,428	$8,095,127	$1,919,400	$4,718,736	$15,240,070

$10,736,376	$0	$4,385,466	$6,574,428	$8,095,127	$1,919,400	$4,718,736	$15,240,070

$10,736,376	$0	$4,385,466	$6,574,428	$8,095,127	$1,919,400	$4,718,736	$15,240,070

5,136,334	0	3,300,072	4,617,976	753,222	245,417	390,714	1,396,704

1,376,458	0	1,005,841	1,127,689	665,171	152,333	233,601	1,279,603
$7.80	$0.00	$4.36	$5.83	$12.17	$12.60	$20.20	$11.91
$10,074,164	$0	$6,297,395	$9,617,073	$7,125,335	$2,380,781	$4,272,251	$15,076,959

SUBACCOUNTS (Continued)
Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio

$77,477	$0	$66,927	$191,498	$0	$26,857	$0	$257,534

75,561	21,342	30,257	45,373	48,873	12,294	38,794	90,245
0	0	0	0	0	0	0	0

75,561	21,342	30,257	45,373	48,873	12,294	38,794	90,245

1,916	(21,342)	36,670	146,125	(48,873)	14,563	(38,794)	167,289

112,225	0	0	0	0	0	0	500,389
159,381	246,334	(190,090)	(315,745)	82,341	(90,737)	243,185	105,652
(323,363)	453,419	(667,262)	(896,260)	(201,296)	(20,291)	(579,830)	(399,675)

(51,757)	699,753	(857,352)	(1,212,005)	(118,955)	(111,028)	(336,645)	206,366

$(49,841)	$678,411	$(820,682)	$(1,065,880)	$(167,828)	$(96,465)	$(375,439)	$373,655

*	The subaccount is no longer available for investment as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST Marsico Capital Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,880,768	$8,646,640	$2,230,226	$33,973,090	$6,816,167

Net Assets	$5,880,768	$8,646,640	$2,230,226	$33,973,090	$6,816,167

NET ASSETS, representing:
Accumulation units	$5,880,768	$8,646,640	$2,230,226	$33,973,090	$6,816,167

	$5,880,768	$8,646,640	$2,230,226	$33,973,090	$6,816,167

Units outstanding	526,352	779,070	201,691	3,679,676	738,508

Portfolio shares held	654,145	792,543	189,645	3,664,843	356,681
Portfolio net asset value per share	$8.99	$10.91	$11.76	$9.27	$19.11
Investment in portfolio shares, at cost	$5,338,118	$7,958,833	$2,066,037	$35,390,309	$6,635,947

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST Marsico Capital Growth Portfolio
INVESTMENT INCOME
Dividend income	$18,669	$56,134	$133,786	$0	$18,458

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	36,559	55,454	47,377	113,363	40,666
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	36,559	55,454	47,377	113,363	40,666

NET INVESTMENT INCOME (LOSS)	(17,890)	680	86,409	(113,363)	(22,208)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	49,768	116,152	1,259,103	(35,787)	21,433
Net change in unrealized gain (loss) on investments	(281,153)	(291,028)	(1,057,142)	(1,417,219)	(85,140)

NET GAIN (LOSS) ON INVESTMENTS	(231,385)	(174,876)	201,961	(1,453,006)	(63,707)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(249,275)	$(174,196)	$288,370	$(1,566,369)	$(85,915)

The accompanying notes are an integral part of these financial statements.

A5

[THIS PAGE INTENTIONALLY LEFT BLANK]

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(425,479)	$(448,606)	$9,671,524	$9,056,229	$1,017,814	$1,559,055
Capital gains distributions received	0	0	5,960,207	3,181,069	0	0
Realized gain (loss) on shares redeemed	0	0	761,819	822,474	3,215,980	(538,826)
Net change in unrealized gain (loss) on investments	0	0	794,105	10,257,150	(28,134,370)	64,036,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(425,479)	(448,606)	17,187,655	23,316,922	(23,900,576)	65,056,766

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,785,555	7,775,949	5,113,450	5,285,358	20,284,978	21,054,420
Policy loans	(3,161,643)	(5,136,059)	(2,094,294)	(2,684,505)	(12,067,112)	(12,879,635)
Policy loan repayments and interest	1,422,795	3,870,619	2,366,583	2,187,133	15,133,982	14,755,010
Surrenders, withdrawals and death benefits	(8,981,402)	(12,312,817)	(5,212,891)	(7,515,778)	(23,450,663)	(23,293,080)
Net transfers between other subaccounts or fixed rate option	12,782,996	4,597,310	223,774	1,498,779	(12,453,659)	(11,962,483)
Withdrawal and other charges	(6,225,519)	(6,726,851)	(5,575,431)	(5,707,233)	(17,177,454)	(17,540,771)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,622,782	(7,931,849)	(5,178,809)	(6,936,246)	(29,729,928)	(29,866,539)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,197,303	(8,380,455)	12,008,846	16,380,676	(53,630,504)	35,190,227

NET ASSETS
Beginning of period	77,359,013	85,739,468	253,300,030	236,919,354	639,771,165	604,580,938

End of period	$80,556,316	$77,359,013	$265,308,876	$253,300,030	$586,140,661	$639,771,165

Beginning units	42,279,288	46,693,044	85,220,578	87,595,787	80,837,052	85,599,376

Units issued	18,474,345	17,641,930	3,433,663	4,205,648	5,560,185	6,459,442
Units redeemed	(18,446,725)	(22,055,686)	(4,998,161)	(6,580,857)	(9,370,942)	(11,221,766)

Ending units	42,306,908	42,279,288	83,656,080	85,220,578	77,026,295	80,837,052

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential Value Portfolio		Prudential High Yield Bond Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$14,908,080	$16,667,633	$8,871,300	$9,382,404	$635,585	$399,468	$68,280,070	$70,816,940
0	0	0	0	0	0	0	0
1,015,933	(3,083,037)	3,231,369	1,632,999	(705,995)	(1,935,464)	(40,602)	(768,571)
20,622,718	85,345,517	7,673,051	38,722,577	(9,038,242)	19,380,259	(25,031,616)	44,148,973

36,546,731	98,930,113	19,775,720	49,737,980	(9,108,652)	17,844,263	43,207,852	114,197,342

31,268,346	32,071,634	16,510,569	16,945,531	6,887,818	7,281,092	2,168,691	2,522,382
(16,122,976)	(16,460,278)	(7,392,727)	(6,992,540)	(2,760,260)	(3,119,358)	(981,784)	(1,203,409)
21,800,700	21,496,889	8,998,500	8,673,504	2,534,872	2,145,003	897,375	824,652
(32,327,200)	(33,420,264)	(16,763,421)	(17,754,160)	(6,034,159)	(5,170,565)	(5,249,032)	(3,833,837)
(19,570,813)	(18,277,571)	(8,889,277)	(8,950,830)	(3,038,822)	7,767,425	(4,386,365)	4,054,382
(26,225,803)	(26,879,671)	(14,298,888)	(14,767,397)	(5,662,556)	(5,750,653)	(8,788,901)	(8,188,848)

(41,177,746)	(41,469,261)	(21,835,244)	(22,845,892)	(8,073,107)	3,152,944	(16,340,016)	(5,824,678)

(4,631,015)	57,460,852	(2,059,524)	26,892,088	(17,181,759)	20,997,207	26,867,836	108,372,664

936,396,304	878,935,452	482,180,806	455,288,718	156,274,277	135,277,070	968,659,146	860,286,482

$931,765,289	$936,396,304	$480,121,282	$482,180,806	$139,092,518	$156,274,277	$995,526,982	$968,659,146

147,769,475	155,086,454	91,395,170	96,176,818	35,111,102	32,686,525	449,750,794	452,382,702

8,861,568	10,091,968	5,804,081	7,711,985	2,857,755	7,963,479	2,519,332	4,789,415
(15,327,899)	(17,408,947)	(10,050,150)	(12,493,633)	(4,959,167)	(5,538,902)	(9,805,392)	(7,421,323)

141,303,144	147,769,475	87,149,101	91,395,170	33,009,690	35,111,102	442,464,734	449,750,794

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(631,294)	$(243,144)	$2,384,754	$2,611,486	$793,468	$751,967
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	2,340,667	466,570	2,926,004	75,102	(174,814)	(606,074)
Net change in unrealized gain (loss) on investments	(33,857,643)	35,673,766	(1,953,918)	26,601,569	(6,860,917)	8,796,262

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,148,270)	35,897,192	3,356,840	29,288,157	(6,242,263)	8,942,155

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,951,650	2,215,736	13,074,215	14,438,233	4,458,600	4,848,275
Policy loans	(2,805,178)	(3,016,001)	(4,140,686)	(4,596,663)	(1,679,469)	(1,902,973)
Policy loan repayments and interest	3,009,899	2,937,466	4,148,023	3,809,877	1,443,697	1,363,733
Surrenders, withdrawals and death benefits	(4,474,615)	(4,247,673)	(9,694,968)	(9,834,497)	(3,318,187)	(3,755,428)
Net transfers between other subaccounts or fixed rate option	(3,959,766)	(1,725,854)	(9,145,253)	977,767	1,179,003	(1,544,388)
Withdrawal and other charges	(2,377,823)	(2,365,064)	(10,081,543)	(10,293,951)	(3,287,910)	(3,362,698)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,655,833)	(6,201,390)	(15,840,212)	(5,499,234)	(1,204,266)	(4,353,479)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,804,103)	29,695,802	(12,483,372)	23,788,923	(7,446,529)	4,588,676

NET ASSETS
Beginning of period	169,767,705	140,071,903	239,075,851	215,286,928	83,439,894	78,851,218

End of period	$128,963,602	$169,767,705	$226,592,479	$239,075,851	$75,993,365	$83,439,894

Beginning units	7,486,613	7,858,590	72,632,762	73,672,575	39,231,737	41,730,261

Units issued	634,734	762,368	7,307,387	12,941,896	5,754,173	4,382,574
Units redeemed	(1,055,034)	(1,134,345)	(11,527,513)	(13,981,709)	(6,144,172)	(6,881,098)

Ending units	7,066,313	7,486,613	68,412,636	72,632,762	38,841,738	39,231,737

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$469,821	$578,735	$(551,816)	$(287,427)	$152,911	$136,371	$173,489	$63,956
517,576	610,531	0	0	954,198	0	0	61,019
60,053	65,151	2,490,061	1,161,783	(189,427)	(577,726)	122,384	(155,340)
648,215	287,167	(2,205,112)	17,712,278	(1,200,676)	14,965,814	(2,939,892)	2,586,985

1,695,665	1,541,584	(266,867)	18,586,634	(282,994)	14,524,459	(2,644,019)	2,556,620

864,044	756,801	12,854,791	13,919,286	1,460,803	1,569,414	1,520,626	1,746,919
(390,567)	(613,473)	(4,821,405)	(4,902,826)	(1,066,526)	(1,055,308)	(414,189)	(588,430)
483,178	329,360	3,295,904	3,226,977	1,460,970	1,073,336	114,599	109,197
(774,859)	(618,079)	(8,862,443)	(10,238,974)	(2,101,387)	(1,907,252)	(1,115,269)	(1,171,958)
(889,800)	387,238	(2,067,466)	(1,440,545)	(6,206,304)	(350,376)	(927,563)	(695,213)
(634,806)	(651,837)	(9,544,377)	(9,705,114)	(1,361,607)	(1,323,848)	(1,225,363)	(1,364,183)

(1,342,810)	(409,990)	(9,144,996)	(9,141,196)	(7,814,051)	(1,994,034)	(2,047,159)	(1,963,668)

352,855	1,131,594	(9,411,863)	9,445,438	(8,097,045)	12,530,425	(4,691,178)	592,952

25,582,707	24,451,113	183,839,513	174,394,075	71,881,500	59,351,075	21,379,552	20,786,600

$25,935,562	$25,582,707	$174,427,650	$183,839,513	$63,784,455	$71,881,500	$16,688,374	$21,379,552

6,747,224	6,858,311	76,436,801	80,745,599	17,263,852	17,843,132	15,069,819	16,668,885

699,717	1,042,794	8,705,928	10,220,684	1,831,591	1,500,327	1,604,669	1,908,089
(1,053,423)	(1,153,881)	(12,451,155)	(14,529,482)	(3,770,451)	(2,079,607)	(3,098,316)	(3,507,155)

6,393,518	6,747,224	72,691,574	76,436,801	15,324,992	17,263,852	13,576,172	15,069,819

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS Growth Series – Initial Class		American Century VP Value Fund
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(3,658)	$212,602	$(147,599)	$(178,642)	$276,489	$299,321
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	944,116	808,083	1,153,152	3,220,940	(301,234)	(530,111)
Net change in unrealized gain (loss) on investments	(3,455,174)	4,602,227	(1,305,196)	2,071,441	107,870	2,521,721

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,514,716)	5,622,912	(299,643)	5,113,739	83,125	2,290,931

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,491,707	5,015,023	3,473,607	3,932,618	1,738,659	1,856,338
Policy loans	(1,109,545)	(1,333,306)	(990,837)	(1,224,393)	(491,557)	(563,838)
Policy loan repayments and interest	360,819	321,889	301,755	276,791	158,811	120,448
Surrenders, withdrawals and death benefits	(2,168,223)	(3,137,015)	(1,959,518)	(2,723,776)	(1,171,532)	(1,306,770)
Net transfers between other subaccounts or fixed rate option	(1,208,619)	(1,068,883)	(688,315)	(11,702,569)	(268,643)	586,200
Withdrawal and other charges	(3,106,933)	(3,351,617)	(2,582,671)	(2,825,191)	(1,282,876)	(1,291,480)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,740,794)	(3,553,909)	(2,445,979)	(14,266,520)	(1,317,138)	(599,102)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,255,510)	2,069,003	(2,745,622)	(9,152,781)	(1,234,013)	1,691,829

NET ASSETS
Beginning of period	45,743,336	43,674,333	37,332,453	46,485,234	20,026,814	18,334,985

End of period	$40,487,826	$45,743,336	$34,586,831	$37,332,453	$18,792,801	$20,026,814

Beginning units	28,724,951	31,220,929	20,973,288	29,941,794	9,338,643	9,640,200

Units issued	3,105,645	3,773,015	2,447,055	2,746,591	1,048,142	1,538,852
Units redeemed	(4,821,606)	(6,268,993)	(3,809,516)	(11,715,097)	(1,659,708)	(1,840,409)

Ending units	27,008,990	28,724,951	19,610,827	20,973,288	8,727,077	9,338,643

**	Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio		Prudential SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 4/29/2011**	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$16,938	$2,908	$1,916	$(20,478)	$(21,342)	$141,162	$36,670	$45,978
0	0	112,225	0	0	0	0	0
177,185	(231,502)	159,381	(87,241)	246,334	(181,011)	(190,090)	(578,464)
(437,090)	2,538,695	(323,363)	1,757,836	453,419	1,360,456	(667,262)	1,103,115

(242,967)	2,310,101	(49,841)	1,650,117	678,411	1,320,607	(820,682)	570,629

622,436	672,697	651,683	722,479	361,948	1,100,741	327,886	380,466
(160,490)	(211,065)	(267,200)	(235,930)	(111,531)	(267,781)	(83,686)	(121,447)
58,492	36,926	100,422	58,888	31,519	116,821	39,088	28,870
(477,592)	(524,689)	(517,775)	(566,051)	(334,886)	(591,683)	(207,562)	(209,420)
(3,836,229)	2,307,143	(2,330,878)	5,896,880	(11,448,289)	(138,894)	274,245	(749,271)
(576,018)	(594,689)	(728,260)	(639,193)	(256,225)	(787,656)	(297,222)	(315,719)

(4,369,401)	1,686,323	(3,092,008)	5,237,073	(11,757,464)	(568,452)	52,749	(986,521)

(4,612,368)	3,996,424	(3,141,849)	6,887,190	(11,079,053)	752,155	(767,933)	(415,892)

13,117,040	9,120,616	13,878,225	6,991,035	11,079,053	10,326,898	5,153,399	5,569,291

$8,504,672	$13,117,040	$10,736,376	$13,878,225	$0	$11,079,053	$4,385,466	$5,153,399

8,232,314	7,184,586	6,746,139	4,068,411	7,665,945	8,090,200	3,280,142	4,017,349

719,792	2,756,832	1,742,489	4,074,371	329,504	1,094,223	644,515	403,735
(3,429,699)	(1,709,104)	(3,352,294)	(1,396,643)	(7,995,449)	(1,518,478)	(624,585)	(1,140,942)

5,522,407	8,232,314	5,136,334	6,746,139	0	7,665,945	3,300,072	3,280,142

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential SP International Value Portfolio		AST T. Rowe Price Large-Cap Growth Portfolio		AST Large-Cap Value Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$146,125	$110,252	$(48,873)	$(52,317)	$14,563	$7,143
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(315,745)	(595,628)	82,341	302,151	(90,737)	(315,359)
Net change in unrealized gain (loss) on investments	(896,260)	1,208,241	(201,296)	997,268	(20,291)	531,016

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,065,880)	722,865	(167,828)	1,247,102	(96,465)	222,800

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	482,321	562,746	618,154	837,660	186,355	210,597
Policy loans	(186,243)	(173,342)	(40,571)	(44,707)	(62,226)	(34,733)
Policy loan repayments and interest	99,617	41,498	10,900	8,460	13,995	13,754
Surrenders, withdrawals and death benefits	(420,739)	(298,039)	(100,172)	(72,616)	(140,186)	(144,781)
Net transfers between other subaccounts or fixed rate option	426,256	(176,558)	4,714	(880,395)	6,952	(438,494)
Withdrawal and other charges	(521,833)	(489,027)	(296,051)	(325,181)	(148,815)	(165,631)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(120,621)	(532,722)	196,974	(476,779)	(143,925)	(559,288)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,186,501)	190,143	29,146	770,323	(240,390)	(336,488)

NET ASSETS
Beginning of period	7,760,929	7,570,786	8,065,981	7,295,658	2,159,790	2,496,278

End of period	$6,574,428	$7,760,929	$8,095,127	$8,065,981	$1,919,400	$2,159,790

Beginning units	4,709,044	5,059,908	733,387	763,637	263,024	341,955

Units issued	831,073	838,742	81,106	527,913	62,068	48,534
Units redeemed	(922,141)	(1,189,606)	(61,271)	(558,163)	(79,675)	(127,465)

Ending units	4,617,976	4,709,044	753,222	733,387	245,417	263,024

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST Small-Cap Growth Portfolio		AST PIMCO Total Return Bond Portfolio		AST Wellington Management Hedged Equity Portfolio		AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(38,794)	$(14,020)	$167,289	$280,216	$(17,890)	$(6,107)	$680	$20,416
0	0	500,389	406,309	0	0	0	0
243,185	4,637	105,652	340,726	49,768	37,984	116,152	31,592
(579,830)	1,167,022	(399,675)	622,053	(281,153)	738,861	(291,028)	912,242

(375,439)	1,157,639	373,655	1,649,304	(249,275)	770,738	(174,196)	964,250

31,082	203,831	871,726	902,660	428,497	458,359	659,616	705,609
(88,709)	(70,406)	(166,813)	(180,726)	(46,235)	(165,139)	(86,973)	(160,140)
42,054	12,044	73,891	55,882	34,913	27,152	47,168	59,193
(205,039)	(144,211)	(478,805)	(934,058)	(138,057)	(337,394)	(882,363)	(459,345)
(1,279,711)	2,692,501	(1,132,867)	(6,632,136)	101,423	(108,799)	500,037	429,497
(265,430)	(188,823)	(1,049,411)	(1,177,733)	(362,755)	(352,561)	(710,509)	(678,063)

(1,765,753)	2,504,936	(1,882,279)	(7,966,111)	17,786	(478,382)	(473,024)	(103,249)

(2,141,192)	3,662,575	(1,508,624)	(6,316,807)	(231,489)	292,356	(647,220)	861,001

6,859,928	3,197,353	16,748,694	23,065,501	6,112,257	5,819,901	9,293,860	8,432,859

$4,718,736	$6,859,928	$15,240,070	$16,748,694	$5,880,768	$6,112,257	$8,646,640	$9,293,860

559,091	353,363	1,574,279	2,321,414	525,020	569,655	822,270	832,969

223,450	295,765	237,000	276,444	59,163	50,107	109,202	130,390
(391,827)	(90,037)	(414,575)	(1,023,579)	(57,831)	(94,742)	(152,402)	(141,089)

390,714	559,091	1,396,704	1,574,279	526,352	525,020	779,070	822,270

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio		AST BlackRock Global Strategies Portfolio	AST Marsico Capital Growth Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	04/29/2011* to 12/31/2011	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$86,409	$145,337	$(113,363)	$(22,208)	$5,582
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,259,103	392,349	(35,787)	21,433	(106,824)
Net change in unrealized gain (loss) on investments	(1,057,142)	1,180,549	(1,417,219)	(85,140)	1,110,771

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	288,370	1,718,235	(1,566,369)	(85,915)	1,009,529

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	342,999	226,618	723,138	554,274	545,925
Policy loans	(24,803)	(25,655)	(234,436)	(46,830)	(26,024)
Policy loan repayments and interest	14,072	44,203	70,504	10,276	9,161
Surrenders, withdrawals and death benefits	(84,818)	(51,148)	(142,131)	(107,554)	(54,441)
Net transfers between other subaccounts or fixed rate option	(12,610,234)	(4,830,034)	35,693,035	137,816	768,876
Withdrawal and other charges	(247,486)	(287,853)	(570,651)	(196,634)	(183,100)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,610,270)	(4,923,869)	35,539,459	351,348	1,060,397

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,321,900)	(3,205,634)	33,973,090	265,433	2,069,926

NET ASSETS
Beginning of period	14,552,126	17,757,760	0	6,550,734	4,480,808

End of period	$2,230,226	$14,552,126	$33,973,090	$6,816,167	$6,550,734

Beginning units	1,321,204	1,772,053	0	699,072	569,210

Units issued	45,879	50,272	3,808,481	99,716	341,647
Units redeemed	(1,165,392)	(501,121)	(128,805)	(60,280)	(211,785)

Ending units	201,691	1,321,204	3,679,676	738,508	699,072

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A15

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
December 31, 2011

Note 1:	General

Pruco Life Variable Appreciable Account (the “Account”) was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from sales of purchases of Pruco Life’s Variable Appreciable Life (“VAL”) contracts and Pruco Life’s Variable Universal Life (“VUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life contracts. There are thirty subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Value Fund
AST PIMCO Total Return Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio (merged from Prudential SP Growth Asset Allocation Portfolio)
AST Marsico Capital Growth Portfolio
AST Large-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
Janus Aspen Janus Portfolio – Institutional Shares
MFS Growth Series – Initial Class
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Growth Asset Allocation Portfolio (merged to AST BlackRock Global Strategies Portfolio)*
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price International Stock Portfolio
*	Subaccount no longer available for investment as of December 31, 2011

The Series Funds are diversified open-end management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

A16

Note 1:	General (Continued)

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2011 as net transfers between subaccounts. The transfers occurred as follows:

April 29, 2011	Removed Portfolio	Surviving Portfolio
	Prudential SP Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
Shares	1,151,336	1,099,526
Net asset value per share	$9.55	$10.00
Net assets before merger	$10,995,261	$0
Net assets after merger	$0	$10,995,261

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

A17

Note 3:	Fair Value (Continued)

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of “Series Funds”, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

Proprietary Funds (“Series Funds”)	$4,291,930,203
Janus Aspen Janus Portfolio – Institutional Shares	$40,487,826

Transfers between Level 1 and Level 2

During the twelve months ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or liabilities valued on a non-recurring basis.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A18

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$26,032,881	$(22,851,862)
Prudential Diversified Bond Portfolio	$3,911,771	$(10,613,274)
Prudential Equity Portfolio	$1,541,489	$(34,545,762)
Prudential Flexible Managed Portfolio	$1,140,224	$(45,831,681)
Prudential Conservative Balanced Portfolio	$1,847,517	$(25,665,676)
Prudential Value Portfolio	$1,835,817	$(10,813,564)
Prudential High Yield Bond Portfolio	$3,717,233	$(25,949,487)
Prudential Natural Resources Portfolio	$3,274,298	$(12,856,474)
Prudential Stock Index Portfolio	$6,397,122	$(23,649,696)
Prudential Global Portfolio	$5,602,990	$(7,301,711)
Prudential Government Income Portfolio	$1,141,147	$(2,634,522)
Prudential Jennison Portfolio	$5,624,382	$(15,871,018)
Prudential Small Capitalization Stock Portfolio	$3,022,255	$(11,258,989)
T. Rowe Price International Stock Portfolio	$774,079	$(2,937,454)
Janus Aspen Janus Portfolio – Institutional Shares	$1,182,609	$(4,183,568)
MFS Growth Series – Initial Class	$1,287,005	$(3,950,151)
American Century VP Value Fund	$922,171	$(2,354,475)
Prudential SP Small Cap Value Portfolio	$439,769	$(4,869,888)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$2,673,098	$(5,840,666)
Prudential SP Growth Asset Allocation Portfolio	$233,066	$(12,011,872)
Prudential SP International Growth Portfolio	$669,922	$(647,430)
Prudential SP International Value Portfolio	$864,990	$(1,030,984)
AST T. Rowe Price Large-Cap Growth Portfolio	$687,588	$(539,487)
AST Large-Cap Value Portfolio	$327,655	$(483,874)
AST Small-Cap Growth Portfolio	$2,433,114	$(4,237,662)
AST PIMCO Total Return Bond Portfolio	$1,465,572	$(3,438,096)
AST Wellington Management Hedged Equity Portfolio	$381,760	$(400,534)
AST Balanced Asset Allocation Portfolio	$778,808	$(1,307,286)
AST Preservation Asset Allocation Portfolio	$394,111	$(13,051,758)
AST BlackRock Global Strategies Portfolio	$36,236,787	$(810,691)
AST Marsico Capital Growth Portfolio	$802,448	$(491,765)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service

A19

Note 6:	Related Party Transactions (Continued)

fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.

	At the period ended					For the period ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2011	42,307	$1.42857	to	$2.50735	$80,556	0.02%	0.60%	to	0.60%	-0.58%	to	-0.54%
December 31, 2010	42,279	$1.43637	to	$2.52187	$77,359	0.03%	0.60%	to	0.60%	-0.56%	to	-0.53%
December 31, 2009	46,693	$1.44408	to	$2.53615	$85,739	0.42%	0.60%	to	0.60%	-0.20%	to	-0.19%
December 31, 2008	64,978	$1.44687	to	$2.54120	$113,661	2.60%	0.57%	to	0.60%	2.03%	to	2.07%
December 31, 2007	63,522	$1.41813	to	$2.48978	$106,557	4.93%	0.59%	to	0.60%	4.42%	to	4.46%

	Prudential Diversified Bond Portfolio
December 31, 2011	83,656	$2.38223	to	$6.33172	$265,309	4.31%	0.57%	to	0.60%	6.87%	to	6.90%
December 31, 2010	85,221	$2.22918	to	$5.92305	$253,300	4.22%	0.54%	to	0.60%	9.91%	to	9.97%
December 31, 2009	87,596	$2.02819	to	$5.38601	$236,919	4.72%	0.57%	to	0.60%	19.79%	to	19.84%
December 31, 2008	91,202	$1.69315	to	$4.49450	$204,504	5.19%	0.56%	to	0.60%	-4.03%	to	-3.99%
December 31, 2007	93,555	$1.76433	to	$4.68142	$218,618	5.06%	0.59%	to	0.60%	5.07%	to	5.11%

	Prudential Equity Portfolio
December 31, 2011	77,026	$1.84739	to	$9.87940	$586,141	0.68%	0.52%	to	0.60%	-4.04%	to	-3.96%
December 31, 2010	80,837	$1.92526	to	$10.28701	$639,771	0.79%	0.52%	to	0.60%	11.23%	to	11.32%
December 31, 2009	85,599	$1.73088	to	$9.24053	$604,581	1.60%	0.44%	to	0.60%	37.35%	to	37.46%
December 31, 2008	91,742	$1.26021	to	$6.72228	$471,605	1.44%	0.60%	to	0.60%	-38.53%	to	-38.53%
December 31, 2007	95,451	$2.05004	to	$10.93551	$794,550	1.06%	0.60%	to	0.60%	8.66%	to	8.67%

	Prudential Flexible Managed Portfolio
December 31, 2011	141,303	$1.86871	to	$7.11047	$931,765	1.96%	0.37%	to	0.60%	3.71%	to	3.95%
December 31, 2010	147,769	$1.80184	to	$6.83999	$936,396	2.24%	0.36%	to	0.60%	11.36%	to	11.63%
December 31, 2009	155,086	$1.61803	to	$6.12740	$878,935	3.48%	0.15%	to	0.60%	19.23%	to	19.51%
December 31, 2008	165,143	$1.35704	to	$5.12702	$782,060	2.97%	0.36%	to	0.60%	-25.27%	to	-25.09%
December 31, 2007	172,118	$1.81592	to	$6.84455	$1,086,789	2.38%	0.38%	to	0.60%	5.72%	to	5.96%

A20

Note 7:	Financial Highlights (Continued)

	At the period ended					For the period ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Conservative Balanced Portfolio
December 31, 2011	87,149	$1.89434	to	$5.99459	$480,121	2.25%	0.41%	to	0.60%	3.98%	to	4.18%
December 31, 2010	91,395	$1.82185	to	$5.75427	$482,181	2.45%	0.41%	to	0.60%	11.09%	to	11.28%
December 31, 2009	96,177	$1.64005	to	$5.17076	$455,289	3.78%	0.24%	to	0.60%	19.29%	to	19.52%
December 31, 2008	103,381	$1.37489	to	$4.32625	$409,338	3.44%	0.41%	to	0.60%	-21.88%	to	-21.72%
December 31, 2007	107,990	$1.75988	to	$5.52698	$543,155	2.96%	0.43%	to	0.60%	5.49%	to	5.68%

	Prudential Value Portfolio
December 31, 2011	33,010	$2.35206	to	$7.33025	$139,093	1.02%	0.60%	to	0.60%	-6.14%	to	-6.14%
December 31, 2010	35,111	$2.50599	to	$7.80978	$156,274	0.88%	0.60%	to	0.60%	13.18%	to	13.18%
December 31, 2009	32,687	$2.21412	to	$6.90022	$135,277	2.05%	0.60%	to	0.60%	41.08%	to	41.08%
December 31, 2008	35,191	$1.56943	to	$4.89092	$103,767	1.87%	0.60%	to	0.60%	-42.64%	to	-42.64%
December 31, 2007	37,490	$2.73606	to	$8.52643	$189,144	1.40%	0.60%	to	0.60%	2.57%	to	2.57%

	Prudential High Yield Bond Portfolio
December 31, 2011	442,465	$2.19827	to	$4.75756	$995,527	7.51%	0.60%	to	0.60%	4.46%	to	4.47%
December 31, 2010	449,751	$2.10440	to	$4.55403	$968,659	8.40%	0.60%	to	0.60%	13.37%	to	13.38%
December 31, 2009	452,383	$1.85600	to	$4.01699	$860,286	9.46%	0.60%	to	0.60%	46.28%	to	46.29%
December 31, 2008	453,402	$1.26883	to	$2.74591	$588,972	8.75%	0.60%	to	0.60%	-22.75%	to	-22.75%
December 31, 2007	457,465	$1.64253	to	$3.55439	$769,682	7.08%	0.60%	to	0.60%	1.99%	to	2.00%

	Prudential Natural Resources Portfolio
December 31, 2011	7,066	$18.25048	to	$18.25048	$128,964	0.19%	0.60%	to	0.60%	-19.52%	to	-19.52%
December 31, 2010	7,487	$22.67617	to	$22.67617	$169,768	0.42%	0.60%	to	0.60%	27.22%	to	27.22%
December 31, 2009	7,859	$17.82405	to	$17.82405	$140,072	0.71%	0.60%	to	0.60%	76.05%	to	76.05%
December 31, 2008	8,359	$10.12452	to	$10.12452	$84,635	0.76%	0.60%	to	0.60%	-53.28%	to	-53.28%
December 31, 2007	10,052	$21.67220	to	$21.67220	$217,853	0.64%	0.60%	to	0.60%	47.41%	to	47.41%

	Prudential Stock Index Portfolio
December 31, 2011	68,413	$1.95766	to	$5.99888	$226,592	1.60%	0.60%	to	0.60%	1.34%	to	1.34%
December 31, 2010	72,633	$1.93168	to	$5.91931	$239,076	1.78%	0.60%	to	0.60%	13.90%	to	13.90%
December 31, 2009	73,673	$1.69594	to	$5.19674	$215,287	2.84%	0.60%	to	0.60%	25.32%	to	25.32%
December 31, 2008	79,665	$1.35329	to	$4.14676	$186,029	2.30%	0.60%	to	0.60%	-37.32%	to	-37.32%
December 31, 2007	84,335	$2.15890	to	$6.61546	$306,587	1.62%	0.60%	to	0.60%	4.47%	to	4.47%

	Prudential Global Portfolio
December 31, 2011	38,842	$1.66832	to	$2.16888	$75,993	1.56%	0.60%	to	0.60%	-7.53%	to	-7.53%
December 31, 2010	39,232	$1.80416	to	$2.34543	$83,440	1.57%	0.60%	to	0.60%	12.07%	to	12.08%
December 31, 2009	41,730	$1.60977	to	$2.09283	$78,851	2.90%	0.60%	to	0.60%	30.60%	to	30.61%
December 31, 2008	44,768	$1.23256	to	$1.60237	$64,860	1.93%	0.60%	to	0.60%	-43.26%	to	-43.26%
December 31, 2007	50,641	$2.17237	to	$2.82411	$126,253	1.13%	0.60%	to	0.60%	9.81%	to	9.82%

	Prudential Government Income Portfolio
December 31, 2011	6,394	$4.05654	to	$4.05654	$25,936	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	6,747	$3.79159	to	$3.79159	$25,583	2.87%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	6,858	$3.56518	to	$3.56518	$24,451	3.13%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	7,785	$3.32980	to	$3.32980	$25,921	4.04%	0.60%	to	0.60%	3.68%	to	3.68%
December 31, 2007	7,340	$3.21159	to	$3.21159	$23,573	4.46%	0.60%	to	0.60%	5.06%	to	5.06%

	Prudential Jennison Portfolio
December 31, 2011	72,692	$2.03440	to	$2.93786	$174,428	0.30%	0.60%	to	0.60%	-0.30%	to	-0.30%
December 31, 2010	76,437	$2.04042	to	$2.94659	$183,840	0.43%	0.60%	to	0.60%	11.28%	to	11.29%
December 31, 2009	80,746	$1.83360	to	$2.64776	$174,394	0.67%	0.60%	to	0.60%	42.18%	to	42.18%
December 31, 2008	85,716	$1.28966	to	$1.86228	$130,313	0.52%	0.60%	to	0.60%	-37.66%	to	-37.65%
December 31, 2007	89,713	$2.06863	to	$2.98700	$218,592	0.30%	0.60%	to	0.60%	11.33%	to	11.33%

	Prudential Small Capitalization Stock Portfolio
December 31, 2011	15,325	$4.16212	to	$4.16212	$63,784	0.81%	0.60%	to	0.60%	-0.04%	to	-0.04%
December 31, 2010	17,264	$4.16370	to	$4.16370	$71,882	0.81%	0.60%	to	0.60%	25.18%	to	25.18%
December 31, 2009	17,843	$3.32627	to	$3.32627	$59,351	1.84%	0.60%	to	0.60%	24.44%	to	24.44%
December 31, 2008	19,708	$2.67299	to	$2.67299	$52,679	1.16%	0.60%	to	0.60%	-31.45%	to	-31.45%
December 31, 2007	20,546	$3.89928	to	$3.89928	$80,113	0.59%	0.60%	to	0.60%	-1.13%	to	-1.13%

A21

Note 7:	Financial Highlights (Continued)

	At the period ended					For the period ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2011	13,576	$1.22924	to	$1.22924	$16,688	1.49%	0.60%	to	0.60%	-13.35%	to	-13.35%
December 31, 2010	15,070	$1.41870	to	$1.41870	$21,380	0.92%	0.60%	to	0.60%	13.77%	to	13.77%
December 31, 2009	16,669	$1.24703	to	$1.24703	$20,787	2.74%	0.60%	to	0.60%	51.49%	to	51.49%
December 31, 2008	16,762	$0.82320	to	$0.82320	$13,798	1.76%	0.60%	to	0.60%	-49.01%	to	-49.01%
December 31, 2007	23,215	$1.61437	to	$1.61437	$37,478	1.49%	0.60%	to	0.60%	12.36%	to	12.36%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2011	27,009	$1.49905	to	$1.49905	$40,488	0.59%	0.60%	to	0.60%	-5.87%	to	-5.87%
December 31, 2010	28,725	$1.59246	to	$1.59246	$45,743	1.09%	0.60%	to	0.60%	13.84%	to	13.84%
December 31, 2009	31,221	$1.39888	to	$1.39888	$43,674	0.54%	0.60%	to	0.60%	35.55%	to	35.55%
December 31, 2008	33,136	$1.03200	to	$1.03200	$34,197	0.75%	0.60%	to	0.60%	-40.08%	to	-40.08%
December 31, 2007	34,941	$1.72228	to	$1.72228	$60,178	0.73%	0.60%	to	0.60%	14.40%	to	14.40%

	MFS® Growth Series – Initial Class
December 31, 2011	19,611	$1.76366	to	$1.76366	$34,587	0.19%	0.60%	to	0.60%	-0.92%	to	-0.92%
December 31, 2010	20,973	$1.78000	to	$1.78000	$37,332	0.11%	0.60%	to	0.60%	14.65%	to	14.65%
December 31, 2009	29,942	$1.55252	to	$1.55252	$46,485	0.31%	0.60%	to	0.60%	36.86%	to	36.86%
December 31, 2008	29,724	$1.13438	to	$1.13438	$33,718	0.21%	0.60%	to	0.60%	-37.79%	to	-37.79%
December 31, 2007	26,243	$1.82350	to	$1.82350	$47,854	0.00%	0.60%	to	0.60%	20.45%	to	20.45%

	American Century VP Value Fund
December 31, 2011	8,727	$2.15339	to	$2.15339	$18,793	2.03%	0.60%	to	0.60%	0.41%	to	0.41%
December 31, 2010	9,339	$2.14451	to	$2.14451	$20,027	2.22%	0.60%	to	0.60%	12.75%	to	12.75%
December 31, 2009	9,640	$1.90193	to	$1.90193	$18,335	5.68%	0.60%	to	0.60%	19.15%	to	19.15%
December 31, 2008	10,274	$1.59630	to	$1.59630	$16,401	2.54%	0.60%	to	0.60%	-27.21%	to	-27.21%
December 31, 2007	11,555	$2.19302	to	$2.19302	$25,340	1.58%	0.60%	to	0.60%	-5.71%	to	-5.71%

	Prudential SP Small Cap Value Portfolio
December 31, 2011	5,522	$1.54003	to	$1.54003	$8,505	0.77%	0.60%	to	0.60%	-3.35%	to	-3.35%
December 31, 2010	8,232	$1.59336	to	$1.59336	$13,117	0.63%	0.60%	to	0.60%	25.51%	to	25.51%
December 31, 2009	7,185	$1.26947	to	$1.26947	$9,121	1.52%	0.60%	to	0.60%	30.03%	to	30.03%
December 31, 2008	7,881	$0.97631	to	$0.97631	$7,694	1.10%	0.60%	to	0.60%	-30.91%	to	-30.91%
December 31, 2007	8,162	$1.41320	to	$1.41320	$11,534	0.75%	0.60%	to	0.60%	-4.21%	to	-4.21%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2011	5,136	$2.09028	to	$2.09028	$10,736	0.61%	0.60%	to	0.60%	1.61%	to	1.61%
December 31, 2010	6,746	$2.05721	to	$2.05721	$13,878	0.38%	0.60%	to	0.60%	19.72%	to	19.72%
December 31, 2009	4,068	$1.71837	to	$1.71837	$6,991	0.77%	0.60%	to	0.60%	41.05%	to	41.05%
December 31, 2008	4,300	$1.21827	to	$1.21827	$5,238	0.30%	0.60%	to	0.60%	-36.61%	to	-36.61%
December 31, 2007	4,238	$1.92190	to	$1.92190	$8,145	0.34%	0.60%	to	0.60%	16.12%	to	16.12%

	Prudential SP Growth Asset Allocation Portfolio (expired April 29, 2011)
December 31, 2011	0	$1.53745	to	$1.53745	$0	0.00%	0.60%	to	0.60%	6.38%	to	6.38%
December 31, 2010	7,666	$1.44523	to	$1.44523	$11,079	1.95%	0.60%	to	0.60%	13.22%	to	13.22%
December 31, 2009	8,090	$1.27647	to	$1.27647	$10,327	2.19%	0.60%	to	0.60%	25.46%	to	25.46%
December 31, 2008	9,300	$1.01740	to	$1.01740	$9,461	1.71%	0.60%	to	0.60%	-36.74%	to	-36.74%
December 31, 2007	9,952	$1.60825	to	$1.60825	$16,005	1.61%	0.60%	to	0.60%	8.57%	to	8.57%

	Prudential SP International Growth Portfolio
December 31, 2011	3,300	$1.32890	to	$1.32890	$4,385	1.32%	0.60%	to	0.60%	-15.42%	to	-15.42%
December 31, 2010	3,280	$1.57109	to	$1.57109	$5,153	1.52%	0.60%	to	0.60%	13.33%	to	13.33%
December 31, 2009	4,017	$1.38631	to	$1.38631	$5,569	2.10%	0.60%	to	0.60%	36.33%	to	36.33%
December 31, 2008	4,933	$1.01686	to	$1.01686	$5,016	1.55%	0.60%	to	0.60%	-50.59%	to	-50.59%
December 31, 2007	4,866	$2.05803	to	$2.05803	$10,014	0.74%	0.60%	to	0.60%	18.83%	to	18.83%

	Prudential SP International Value Portfolio
December 31, 2011	4,618	$1.42366	to	$1.42366	$6,574	2.52%	0.60%	to	0.60%	-13.62%	to	-13.62%
December 31, 2010	4,709	$1.64809	to	$1.64809	$7,761	2.11%	0.60%	to	0.60%	10.15%	to	10.15%
December 31, 2009	5,060	$1.49623	to	$1.49623	$7,571	3.18%	0.60%	to	0.60%	31.57%	to	31.57%
December 31, 2008	5,836	$1.13724	to	$1.13724	$6,637	2.80%	0.60%	to	0.60%	-44.39%	to	-44.39%
December 31, 2007	5,996	$2.04511	to	$2.04511	$12,262	2.22%	0.60%	to	0.60%	17.38%	to	17.38%

A22

Note 7:	Financial Highlights (Continued)

	At the period ended					For the period ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)
December 31, 2011	753	$10.74733	to	$10.74733	$8,095	0.00%	0.60%	to	0.60%	-2.28%	to	-2.28%
December 31, 2010	733	$10.99826	to	$10.99826	$8,066	0.00%	0.60%	to	0.60%	15.12%	to	15.12%
December 31, 2009	764	$9.55383	to	$9.55383	$7,296	0.00%	0.60%	to	0.60%	52.46%	to	52.46%
December 31, 2008	556	$6.26653	to	$6.26653	$3,485	0.05%	0.60%	to	0.60%	-38.44%	to	-38.44%

	AST Large-Cap Value Portfolio (available May 1, 2008)
December 31, 2011	245	$7.82097	to	$7.82097	$1,919	1.30%	0.60%	to	0.60%	-4.75%	to	-4.75%
December 31, 2010	263	$8.21137	to	$8.21137	$2,160	0.92%	0.60%	to	0.60%	12.48%	to	12.48%
December 31, 2009	342	$7.30001	to	$7.30001	$2,496	3.05%	0.60%	to	0.60%	18.72%	to	18.72%
December 31, 2008	395	$6.14877	to	$6.14877	$2,429	1.70%	0.60%	to	0.60%	-39.60%	to	-39.60%

	AST Small-Cap Growth Portfolio (available May 1, 2008)
December 31, 2011	391	$12.07721	to	$12.07721	$4,719	0.00%	0.60%	to	0.60%	-1.57%	to	-1.57%
December 31, 2010	559	$12.26979	to	$12.26979	$6,860	0.20%	0.60%	to	0.60%	35.60%	to	35.60%
December 31, 2009	353	$9.04834	to	$9.04834	$3,197	0.05%	0.60%	to	0.60%	33.11%	to	33.11%
December 31, 2008	366	$6.79773	to	$6.79773	$2,486	0.00%	0.60%	to	0.60%	-33.00%	to	-33.00%

	AST PIMCO Total Return Bond Portfolio (available December 7, 2009)
December 31, 2011	1,397	$10.91145	to	$10.91145	$15,240	1.70%	0.60%	to	0.60%	2.56%	to	2.56%
December 31, 2010	1,574	$10.63896	to	$10.63896	$16,749	1.79%	0.60%	to	0.60%	7.08%	to	7.08%
December 31, 2009	2,321	$9.93597	to	$9.93597	$23,066	0.00%	0.60%	to	0.60%	-0.55%	to	-0.55%

	AST Wellington Management Hedged Equity Portfolio (available November 16, 2009)
December 31, 2011	526	$11.17269	to	$11.17269	$5,881	0.30%	0.60%	to	0.60%	-4.03%	to	-4.03%
December 31, 2010	525	$11.64196	to	$11.64196	$6,112	0.49%	0.60%	to	0.60%	13.95%	to	13.95%
December 31, 2009	570	$10.21653	to	$10.21653	$5,820	0.00%	0.60%	to	0.60%	0.05%	to	0.05%

	AST Balanced Asset Allocation Portfolio (available November 16, 2009)
December 31, 2011	779	$11.09867	to	$11.09867	$8,647	0.60%	0.60%	to	0.60%	-1.81%	to	-1.81%
December 31, 2010	822	$11.30269	to	$11.30269	$9,294	0.84%	0.60%	to	0.60%	11.64%	to	11.64%
December 31, 2009	833	$10.12386	to	$10.12386	$8,433	0.00%	0.60%	to	0.60%	-0.17%	to	-0.17%

	AST Preservation Asset Allocation Portfolio (available November 23, 2009)
December 31, 2011	202	$11.05766	to	$11.05766	$2,230	1.71%	0.60%	to	0.60%	0.39%	to	0.39%
December 31, 2010	1,321	$11.01429	to	$11.01429	$14,552	1.41%	0.60%	to	0.60%	9.91%	to	9.91%
December 31, 2009	1,772	$10.02101	to	$10.02101	$17,758	0.00%	0.60%	to	0.60%	-0.15%	to	-0.15%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2011	3,680	$9.23263	to	$9.23263	$33,973	0.00%	0.60%	to	0.60%	-7.67%	to	-7.67%

	AST Marsico Capital Growth Portfolio (available May 1, 2008)
December 31, 2011	739	$9.22964	to	$9.22964	$6,816	0.27%	0.60%	to	0.60%	-1.50%	to	-1.50%
December 31, 2010	699	$9.37061	to	$9.37061	$6,551	0.70%	0.60%	to	0.60%	19.04%	to	19.04%
December 31, 2009	569	$7.87198	to	$7.87198	$4,481	0.86%	0.60%	to	0.60%	28.98%	to	28.98%
December 31, 2008	542	$6.10302	to	$6.10302	$3,309	0.23%	0.60%	to	0.60%	-39.61%	to	-39.61%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

A23

Note 7:	Financial Highlights (Continued)

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life Variable Appreciable Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees equal an effective annual rate of up to 0.60% to 0.90%, per Contract. Expenses of the underlying Portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 11.5%, except that VAL1 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

The Account charges from $0.06 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount. The Account charges surrender fees that range from $0 to $5 per $1,000 of basic insurance amount plus 0% to 45% of the first year’s annual premium, except for VUL1 Contracts, where the fees range from 0% to 26% of the lesser of target level premiums and actual premiums paid plus a range of $0 to the lesser of $5 per $1,000 of basic insurance amount and $500.

The Account charges a Guaranteed Death Benefit fee of $0.01 per $1,000 of basic insurance amount. The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

The Account charges monthly administrative fees that range from $2.50 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

The Account also charges $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

The Account is reimbursed by Pruco Life for expenses related to the management of the fund in excess of 0.40% of VAL’s average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced portfolios of the Prudential Series Fund. This reimbursement is applied through an increase in unit values.

A24

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A25

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Variable Appreciable Account at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2012

A26

PRUCO LIFE INSURANCE COMPANY
Consolidated Financial Statements and
Report of Independent Registered Public Accounting Firm

December 31, 2011 and 2010

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2011, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2011.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 9, 2012

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2011 and December 31, 2010 (in thousands, except share amounts)

	2011	2010
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2011 - $5,151,406; 2010 - $5,701,829)	$5,544,124	$6,042,303
Equity securities, available for sale, at fair value (cost: 2011 - $9,627; 2010 - $17,964)	8,269	19,407
Trading account assets, at fair value	25,843	22,705
Policy loans	1,050,878	1,061,607
Short-term investments	283,281	246,904
Commercial mortgage and other loans	1,406,492	1,275,022
Other long-term investments	268,486	131,994

Total investments	8,587,373	8,799,942
Cash and cash equivalents	287,423	364,999
Deferred policy acquisition costs	3,217,508	3,377,557
Accrued investment income	86,020	92,806
Reinsurance recoverables	5,727,610	2,727,161
Receivables from parents and affiliates	195,543	249,339
Deferred sales inducements	542,742	537,943
Other assets	44,557	53,375
Separate account assets	58,156,771	43,269,091

Total assets	76,845,547	59,472,213

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	7,808,840	7,509,169
Future policy benefits and other policyholder liabilities	5,294,308	3,327,549
Cash collateral for loaned securities	153,651	76,574
Securities sold under agreements to repurchase	40,491	2,957
Income taxes	176,517	548,280
Short-term debt to affiliates	129,000	-
Long-term debt to affiliates	1,172,000	895,000
Payables to parent and affiliates	3,377	41,910
Other liabilities	646,569	475,489
Separate account liabilities	58,156,771	43,269,091

Total liabilities	73,581,524	56,146,019

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY

Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500

Additional paid-in capital	836,021	792,226

Retained earnings	2,233,698	2,370,525

Accumulated other comprehensive income	191,804	160,943

Total equity	3,264,023	3,326,194

TOTAL LIABILITIES AND EQUITY	$76,845,547	$59,472,213

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
REVENUES

Premiums	$72,787	$66,392	$71,593
Policy charges and fee income	1,109,123	589,051	653,134
Net investment income	439,950	438,244	406,040
Asset administration fees	203,508	81,358	34,004
Other income	42,598	51,319	45,841
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(71,348)	(120,637)	(97,552)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	62,379	108,826	65,656
Other realized investment gains (losses), net	271,052	122,445	(437,288)

Total realized investment gains (losses), net	262,083	110,634	(469,184)

Total revenues	2,130,049	1,336,998	741,428

BENEFITS AND EXPENSES

Policyholders’ benefits	312,211	(891)	160,333
Interest credited to policyholders’ account balances	502,585	250,517	271,379
Amortization of deferred policy acquisition costs	1,114,843	93,125	294,286
General, administrative and other expenses	520,665	352,366	217,181

Total benefits and expenses	2,450,304	695,117	943,179

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(320,255)	641,881	(201,751)

Income taxes
Current	42,474	157,318	93,658
Deferred	(252,053)	14,495	(229,618)

Income tax expense (benefit)	(209,579)	171,813	(135,960)

NET INCOME (LOSS)	$(110,676)	$470,068	$(65,791)

Change in net unrealized investment gains (losses), net of taxes (1)	30,861	85,176	232,438

COMPREHENSIVE INCOME (LOSS)	$(79,815)	$555,244	$166,647

(1)	Amounts are net of tax expense of $17 million, $46 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2008	$2,500	$815,664	$2,046,712	$(137,135)	$2,727,741

Net income (loss)	-	-	(65,791)	-	(65,791)
Contributed Capital	-	13,194	-		13,194
Change in foreign currency translation adjustments, net of taxes	-	-	-	227	227
Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes	-	-	19,536	(19,536)	-
Change in net unrealized investment gains, net of taxes	-	-	-	232,211	232,211

Balance, December 31, 2009	$2,500	$828,858	$2,000,457	$75,767	$2,907,582

Net income	-	-	470,068		470,068
Contributed Capital	-	10	-	-	10
Affiliated Asset Transfers	-	(36,642)	-	-	(36,642)
Dividend to Parent	-	-	(100,000)	-	(100,000)
Change in foreign currency translation adjustments, net of taxes	-	-	-	(127)	(127)
Change in net unrealized investment gains, net of taxes	-	-	-	85,303	85,303

Balance, December 31, 2010	$2,500	$792,226	$2,370,525	$160,943	$3,326,194

Net income (loss)	-	-	(110,676)	-	(110,676)
Contributed Capital- Parent/Child Asset Transfers	-	3,543	-	-	3,543
Affiliated Asset Transfers	-	40,252	(26,151)	-	14,101
Change in foreign currency translation adjustments, net of taxes	-	-	-	(115)	(115)
Change in net unrealized investment gains(losses), net of taxes	-	-	-	30,976	30,976

Balance, December 31, 2011	$2,500	$836,021	$2,233,698	$191,804	$3,264,023

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$(110,676)	$470,068	$(65,791)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(213,804)	(202,268)	(266,769)
Interest credited to policyholders’ account balances	502,585	250,517	271,379
Realized investment (gains) losses, net	(262,083)	(110,634)	469,184
Amortization and other non-cash items	(68,098)	(20,870)	(10,451)
Change in:
Future policy benefits and other insurance liabilities	870,582	728,898	475,721
Reinsurance recoverables	(1,951,987)	(819,599)	(533,781)
Accrued investment income	6,785	(2,686)	(10,959)
Receivables from parent and affiliates	46,595	(37,402)	94,287
Payables to parent and affiliates	(38,856)	7,754	(41,496)
Deferred policy acquisition costs	170,673	(966,699)	(251,131)
Income taxes payable	(441,534)	(12,338)	(67,851)
Deferred sales inducements	(289,642)	(246,006)	(94,526)
Other, net	336,092	(34,532)	(16,104)

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	$(1,443,368)	$(995,797)	$(48,288)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$1,705,018	$1,843,933	$1,673,613
Short-term investments	1,167,039	1,069,535	775,481
Policy loans	122,721	115,225	150,744
Commercial mortgage and other loans	82,098	64,520	46,286
Other long-term investments	10,612	24,443	1,761
Equity securities, available for sale	10,355	15,978	19,541
Trading account assets, at fair value	5,174	4,527	5
Payments for the purchase/origination of:	-	-	-
Fixed maturities, available for sale	(1,135,456)	(1,846,086)	(2,443,789)
Short-term investments	(1,203,342)	(1,143,338)	(872,256)
Policy loans	(102,230)	(119,752)	(117,727)
Commercial mortgage and other loans	(204,951)	(305,789)	(230,550)
Other long-term investments	(70,641)	(62,979)	(7,253)
Equity securities, available for sale	(8,528)	(6,777)	(19,636)
Trading account assets, at fair value	-	-	(13,301)
Notes receivable from parent and affiliates, net	6,842	55,863	(143,419)
Other	2,757	4,852	7,817

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	$387,468	$(285,845)	$(1,172,683)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$3,044,607	$3,092,710	$1,937,462
Policyholders’ account withdrawals	(2,531,037)	(2,328,806)	(1,223,565)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	114,612	(128,177)	53,994
Dividend to parent	-	(100,000)	-
Contributed capital (including parent/child asset transfer)	3,543	10	-
Net change in financing arrangements (maturities 90 days or less)	69,599	72,793	1,146
Net change in long-term borrowing	277,000	895,000	-

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	$973,324	$1,503,530	$769,037

Net increase (decrease) in cash and cash equivalents	(77,576)	221,888	(451,934)
Cash and cash equivalents, beginning of year	364,999	143,111	595,045

CASH AND CASH EQUIVALENTS, END OF YEAR	$287,423	$364,999	$143,111

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (refunded) paid	$166,606	$185,220	$(68,108)
Interest paid	$33,104	$3,212	$8

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the “Company,” is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line sold through one insurer (and its affiliate, for New York sales), the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “U.S. GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION (continued)

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment Related Liabilities
The Company’s investments in debt and equity securities include fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to these, as well as commercial mortgage and other loans, are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Equity securities available for sale are comprised of common stock, and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Trading account assets, at fair value, consist primarily of asset-backed securities, commercial mortgage-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities.” Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other). Commercial mortgage and other loans originated and held for

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for loan losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Other long-term investments consist of the derivatives, the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under “Future Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs for interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables
Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Deferred sales inducements
The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized in “Deferred sales inducements”. They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.”

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees
The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns, non-performance risks and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in “Reinsurance recoverable,” and changes in “Realized investment gains (losses), net.” In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, Prudential Arizona Reinsurance Universal Company, (“PAR U”) effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In April 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 10 and Note 11.

Future Adoption of New Accounting Pronouncements
In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In October 2011, the FASB proposed a deferral of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. If the deferral is effective, companies would still be required to adopt the other requirements of the updated guidance. This updated guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and expects to apply the retrospective method of adoption. Accordingly, upon adoption, “Deferred policy acquisition costs” will be reduced with a corresponding reduction, net of taxes, to “Retained earnings” (and “Total equity”), as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates if the amended guidance were adopted as of December 31, 2011, retrospective adoption would reduce “Deferred policy acquisition costs” by approximately $610 million to $740 million, and reduce “Total equity” by approximately $400 million to $480 million. Subsequent to the adoption of the guidance, the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of “Deferred policy acquisition costs,” and, as such, may initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs associated with annual sales. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company’s cash flows.

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (4)
	(in thousands)

Fixed maturities, available-for-sale

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$144,083	$14,321	$4	$158,400	$-

Obligations of U.S. states and their political subdivisions	43,830	5,808	-	49,638	-

Foreign government bonds	47,910	6,615	4	54,521	-

Public utilities	589,574	63,283	1,497	651,360	-

All other corporate securities	3,145,363	252,186	6,956	3,390,593	(1,285)

Asset-backed securities(1)	376,505	19,235	22,495	373,245	(27,122)

Commercial mortgage-backed securities	505,310	37,015	2	542,323	-

Residential mortgage-backed securities(2)	298,831	25,550	337	324,044	(1,296)

Total fixed maturities, available-for-sale	$5,151,406	$424,013	$31,295	$5,544,124	$(29,703)

Equity securities, available-for-sale
Common Stocks:
Public utilities	$90	$5	$23	$71
Industrial, miscellaneous & other	7,100	597	1,742	5,956
Non-redeemable preferred stocks	2,437	6	201	2,242

Total equity securities, available-for-sale(3)	$9,627	$608	$1,966	$8,269

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	During the third quarter of 2011, perpetual preferred stocks of $8.4 million were reclassified to “Trading Account Assets”. Prior periods were not restated.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

(4)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $11 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)

Fixed maturities, available-for-sale

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$223,442	$4,563	$43	$227,962	$-

Obligations of U.S. states and their political subdivisions	25,126	66	1,063	24,129	-

Foreign government bonds	48,725	5,984	-	54,709	-

Public utilities	494,163	40,646	2,412	532,397	-

All other corporate securities	3,596,805	252,050	11,055	3,837,800	(694)

Asset-backed securities(1)	417,339	22,316	30,077	409,578	(37,817)

Commercial mortgage-backed securities	546,056	34,711	247	580,520	-

Residential mortgage-backed securities(2)	350,173	25,228	193	375,208	(1,437)

Total fixed maturities, available-for-sale	$5,701,829	$385,564	$45,090	$6,042,303	$(39,948)

Equity securities available-for-sale

Common Stocks:

Public utilities	$90	$14	$-	$104

Banks, trusts & insurance companies	-	-	-	-

Industrial, miscellaneous & other	7,324	2,545	309	9,560

Non-redeemable preferred stocks	2,438	-	1,390	1,048

Perpetual preferred stocks	8,112	793	210	8,695

Total equity securities, available-for-sale	$17,964	$3,352	$1,909	$19,407

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI” which were not included in earnings. Amount excludes $15 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$321,169	$324,872

Due after one year through five years	1,556,554	1,663,138

Due after five years through ten years	1,371,340	1,503,916

Due after ten years	721,697	812,586

Asset-backed securities	376,505	373,245

Commercial mortgage-backed securities	505,310	542,323

Residential mortgage-backed securities	298,831	324,044

Total	$5,151,406	$5,544,124

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$853,296	$788,657	$572,902
Proceeds from maturities/repayments	836,724	919,875	1,100,012
Gross investment gains from sales, prepayments and maturities	83,600	45,098	17,375
Gross investment losses from sales and maturities	(411)	(2,497)	(19,291)

Equity securities, available-for-sale

Proceeds from sales	$6,397	$6,978	$14,408
Proceeds from maturities/repayments	3,958	9,000	5,000
Gross investment gains from sales	3,857	348	1,785
Gross investment losses from sales	—	(367)	(363)

Fixed maturity and equity security impairments

Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(8,969)	$(11,811)	$(31,896)

Writedowns for other-than-temporary impairment losses on equity securities	(2,255)	(147)	(2,259)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31, 2011	Year Ended December 31, 2010
	(in thousands)	(in thousands)
Balance, beginning of period	$36,820	$42,943
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(7,456)	(7,144)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(4,055)	(7,158)
Credit loss impairment recognized in the current period on securities not previously impaired	403	26
Additional credit loss impairments recognized in the current period on securities previously impaired	5,630	8,950
Increases due to the passage of time on previously recorded credit losses	1,487	2,222
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(1,322)	(3,019)

Balance, end of period	$31,507	$36,820

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets
The following table provides information relating to trading account assets, at fair value as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities:
Asset-backed securities	$16,597	$17,419	$16,074	$17,525
Commercial mortgage-backed securities	4,978	5,062	4,950	5,180

Total fixed maturities	21,575	22,481	21,024	22,705
Equity securities(1)	3,135	3,362	-	-

Total trading account assets	$24,710	$25,843	$21,024	$22,705

(1)	During 2011, perpetual preferred stocks of $8.4 million were reclassified from “Equity Securities, available-for-sale”. Prior periods were not restated.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was ($0.5) million, ($0.2) million and $3.2 million during the years ended December 31, 2011 , 2010 and 2009, respectively.

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amount	% of	Amount	% of
	(in thousands)	Total	(in thousands)	Total
Commercial mortgage and other loans by property type:
Industrial buildings	$261,699	18.4%	$226,174	17.4%
Retail	453,352	31.9	438,072	33.8
Apartments/Multi-Family	218,524	15.4	203,749	15.7
Office buildings	223,587	15.8	208,699	16.1
Hospitality	61,910	4.4	57,409	4.4
Other	97,383	6.9	85,133	6.6

Total commercial mortgage loans by property type	1,316,455	92.8	1,219,236	94.0
Agricultural property loans	102,850	7.2	77,214	6.0

Total commercial mortgage and agricultural loans by property type	1,419,305	100.0%	1,296,450	100.0%

Valuation allowance	(12,813)		(21,428)

Total net commercial and agricultural mortgage loans by property type	$1,406,492		$1,275,022

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in California (21%), New Jersey (13%), Texas (8%) and Virginia (8%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, 2011, 2010 and 2009, is as follows:

	2011(2)	2010(2)	2009(2)
	(in thousands)
Allowance for losses, beginning of year	$21,428	$25,742	$8,173
Addition to / (release of) allowance of losses	(8,615)	(4,314)	17,569

Allowance for losses, end of year(1)	$12,813	$21,428	$25,742

(1)	Agricultural loans represent $0.4 million, $0.4 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.
(2)
Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
	Total Loans
	(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment(1)	$5,743	$10,536
Ending balance: collectively evaluated for impairment(2)	7,070	10,892

Total ending balance	$12,813	$21,428

Recorded Investment:(3)
Ending balance: individually evaluated for impairment(1)	$17,849	$38,061
Ending balance: collectively evaluated for impairment(2)	1,401,456	1,258,389

Total ending balance, gross of reserves	$1,419,305	$1,296,450

(1)	There were no agricultural loans individually evaluated for impairments at December 31, 2011 and 2010.
(2)	Agricultural loans collectively evaluated for impairment had a recorded investment of $103 million and $77.2 million and related allowance of $0.4 million at December 31, 2011 and 2010, respectively.
(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of December 31, 2011 and 2010 had a recorded investment and unpaid principal balance of $17.8 million and $38 million and related allowance of $5.7 million and $10.5 million, respectively, primarily related to the hospitality and other property types. At December 31, 2011 and 2010, the Company held no impaired agricultural loans. Net investment income recognized on these loans totaled $0.5 million for the year ended December 31, 2011 and $1 million for the year ended December 31, 2010.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. As of December 31, 2011 and 2010, the Company held no such loans. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2 Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and 2010, 93% of the $1.4 billion recorded investment and 88% of the $1.3 billion recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and 2010, 95% of the recorded investment had a debt service coverage ratio of 1.1X or greater. As of December 31, 2011, approximately $72 million or 5% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2010, approximately $86 million or 7% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

As of December 31, 2011 and 2010, all commercial mortgage and other loans were in current status, with the exception of $1.6 million and $22.2 million, respectively, that were classified as past due, primarily related to other property types, As of December 31, 2011 and 2010, $22.6 million and $38.1 million, respectively, of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to hospitality and other property types. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the year ended December 31, 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. The Company’s outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring is not material.

Other Long term Investments
“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in thousands)
Company’s investment in Separate accounts	$31,947	$29,827
Joint ventures and limited partnerships	113,445	86,972
Derivatives	123,094	15,195

Total other long- term investments	$268,486	$131,994

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities, available for sale	$300,850	$313,036	$306,535
Equity securities, available for sale	227	1,005	1,966
Trading account assets	1,582	1,156	1,086
Commercial mortgage and other loans	81,282	71,541	60,575
Policy loans	56,716	55,599	53,934
Short-term investments and cash equivalents	1,052	918	2,407
Other long-term investments	16,421	11,552	(6,700)

Gross investment income	458,130	454,807	419,803
Less: investment expenses	(18,180)	(16,563)	(13,763)

Net investment income	$439,950	$438,244	$406,040

Carrying value for non-income producing assets included in fixed maturities totaled $9 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities	$74,220	$30,790	$(33,813)
Equity securities	1,602	(166)	(837)
Commercial mortgage and other loans	8,615	1,379	(17,568)
Joint ventures and limited partnerships	(265)	-	(731)
Derivatives	177,855	78,577	(416,318)
Other	56	54	83

Realized investment gains (losses), net	$262,083	$110,634	$(469,184)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(19,184)	1,446	-	6,208	(11,530)
Net investment gains (losses) on investments arising during the period	26,718	-	-	(9,431)	17287
Reclassification adjustment for OTTI losses included in net income	9,704	-	-	(3,426)	6,278
Reclassification adjustment for OTTI gains excluded from net income(1)	(43,123)	-	-	15,222	(27,901)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	17,429	-	(6,152)	11,277
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	(8,037)	2,837	(5,200)

Balance, December 31, 2009	$(25,885)	$18,875	$(8,037)	$5,258	$(9,789)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Net investment gains (losses) on investments arising during the period	(6,744)	-	-	2,359	(4,385)
Reclassification adjustment for OTTI losses included in net income	7,954	-	-	(2,784)	5,170
Reclassification adjustment for OTTI gains excluded from net income(1)	(29)	-	-	10	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(2,620)	-	917	(1,703)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	908	(317)	591

Balance, December 31, 2010	$(24,704)	$16,255	$(7,129)	$5,443	$(10,135)

Net investment gains (losses) on investments arising during the period	(3,779)	-	-	1,322	(2,457)
Reclassification adjustment for OTTI losses included in net income	9,623	-	-	(3,369)	6,254
Reclassification adjustment for OTTI gains excluded from net income(1)	212	-	-	(75)	137
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(4,947)	-	1,731	(3,216)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	4,185	(1,466)	2,719

Balance, December 31, 2011	$(18,648)	$11,308	$(2,944)	$3,586	$(6,698)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains/(Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$(331,900)	$239,597	$(115,710)	$70,726	$(137,287)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(12,856)	538	-	4,311	(8,007)
Net investment gains (losses) on investments arising during the period	513,845	-	-	(179,846)	333,999
Reclassification adjustment for (gains) losses included in net income	24,946	-	-	(8,731)	16,215
Reclassification adjustment for OTTI losses excluded from net income(2)	43,123	-	-	(15,093)	28,030
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(407,199)	-	144,673	(262,526)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	176,541	(61,788)	114,753

Balance, December 31, 2009	$237,158	$(167,064)	$60,831	$(45,748)	$85,177
Net investment gains (losses) on investments arising during the period	124,639	-	-	(43,622)	81,017
Reclassification adjustment for (gains) losses included in net income	38,578	-	-	(13,501)	25,077
Reclassification adjustment for OTTI losses excluded from net income(2)	29	-	-	(10)	19
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(63,685)	-	22,291	(41,394)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	32,198	(11,268)	20,930

Balance, December 31, 2010	$400,404	$(230,749)	$93,029	$(91,858)	$170,826
Net investment gains (losses) on investments arising during the period	128,890	-	-	(45,112)	83,778
Reclassification adjustment for (gains) losses included in net income	(85,445)	-	-	29,905	(55,540)
Reclassification adjustment for OTTI losses excluded from net income(2)	(212)	-	-	73	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	16,612	-	(5,815)	10,797
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(17,484)	6,118	(11,366)

Balance, December 31, 2011	$443,637	$(214,137)	$75,545	$(106,689)	$198,356

(1)	Includes cash flow hedges. See Note 5 for information on cash flow hedges.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset at December 31:

	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(18,648)	$(24,704)	$(25,885)
Fixed maturity securities, available for sale - all other	411,366	365,178	210,581
Equity securities, available for sale	(1,359)	1,443	310
Derivatives designated as cash flow hedges(1)	2,523	808	(2,974)
Other investments	31,107	32,975	29,241

Net unrealized gains (losses) on investments	$424,989	$375,700	$211,273

(1)	See Note 5 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$4,696	$4	$-	$-	$4,696	$4
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	96	4	-	-	96	4
Corporate securities	196,766	6,060	13,355	2,393	210,121	8,453
Asset-backed securities	57,956	389	69,641	22,106	127,597	22,495
Commercial mortgage-backed securities	563	-	1,051	2	1,614	2
Residential mortgage-backed securities	4,706	213	4,022	124	8,728	337

Total	$264,783	$6,670	$88,069	$24,625	$352,852	$31,295

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,075	43	-	-	$9,075	$43
Obligations of U.S. states and their political subdivisions	20,662	1,063	-	-	20,662	1,063
Foreign government bonds	152	-	-	-	152	-
Corporate securities	330,322	9,606	51,283	3,860	381,605	13,466
Asset-backed securities	23,625	189	95,622	29,888	119,247	30,077
Commercial mortgage-backed securities	14,375	247	-	-	14,375	247
Residential mortgage-backed securities	3,406	57	5,934	137	9,340	194

Total	$401,617	$11,205	$152,839	$33,885	$554,456	$45,090

The gross unrealized losses at December 31, 2011 and 2010 are composed of $10 million and $23 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $21 million and $22 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $22 million of the gross unrealized losses represented declines in value of greater than 20%, $3 million of which had been in that position for less than six months, as compared to $27 million at December 31, 2010 that represented declines in value of greater than 20%, none of which had been in that position for less than six months. At December 31, 2011 and December 31, 2010, the $25 million and $34 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Duration of Gross Unrealized Loss Positions for Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$3,016	$1,966	$-	$-	$3,016	$1,966

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$6,606	$1,750	$1,536	$159	$8,142	$1,909

At December 31, 2011, $2 million of the gross unrealized losses represented declines of greater than 20%, $1.4 million of which have been in that position for less than six months. At December 31, 2010, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. Included in the December 31, 2010 table above are perpetual preferred securities. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and December 31, 2010.

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2011	2010
	(in thousands)
Fixed maturity securities, available for sale – all other	$189,143	$76,981
Trading account assets	232	-

Total securities pledged	$189,375	$76,981

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $194 million. Of this amount, $154 million was “Cash collateral for loaned securities” and $40 million was “Securities sold under agreements to repurchase.” As of December 31, 2010, the carrying amount of the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

associated liabilities supported by the pledged collateral was $80 million. Of this amount, $3 million was “Securities sold under agreements to repurchase” and $77 million was “Cash collateral for loaned securities.”

Fixed maturities of $4 million at December 31, 2011 and December 31, 2010 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$3,377,557	$$2,483,494	$$2,602,085
Capitalization of commissions, sales and issue expenses	1,273,521	1,059,823	545,418
Amortization- Impact of assumption and experience unlocking and true-ups	28,059	186,732	80,598
Amortization- All other	(1,142,903)	(279,857)	(374,885)
Change in unrealized investment gains/(losses)	10,625	(72,635)	(369,723)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)	(329,351)	-	-

Balance, end of year	$3,217,508	$3,377,557	$2,483,494

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or “PARCC,” Prudential Arizona Reinsurance Term Company, or “PAR TERM,” Prudential Arizona Reinsurance III Company, or “PAR III” and Prudential Arizona Reinsurance Universal Company or “PAR U,” as discussed in Note 13.

Ceded capitalization amounted to $210 million, $220 million and $220 million in 2011, 2010 and 2009, respectively. Ceded amortization amounted to $72 million, $67 million and $53 million in 2011, 2010 and 2009, respectively. The ceded portion of the impact on deferred acquisition costs related to changes in unrealized gains/(losses) arising from the 2011 coinsurance agreement with PAR U increased the deferred acquisition cost asset $180 million. Deferred acquisition costs also include a $329 million reduction resulting from the coinsurance agreement with PAR U effective July 1, 2011 (see Note 13).

5. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits
Future policy benefits at December 31, are as follows:

	2011	2010
	(in thousands)
Life insurance – domestic	$3,184,177	$$2,690,544
Life insurance – Taiwan	977,889	939,159
Individual and group annuities	68,612	57,313
Policy claims and other contract liabilities	1,063,630	(359,467)

Total future policy benefits	$5,294,308	$3,327,549

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES (continued)

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.34% to 14.75%, with approximately 11.45% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed in Note 7. The interest rates used in the determination of the present values range from 1.39% to 5.88%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2011	2010
	(in thousands)
Interest-sensitive life contracts	$4,642,825	$4,320,045
Individual annuities	1,826,854	1,869,965
Guaranteed interest accounts	776,731	841,268
Other	562,430	477,891

Total policyholders’ account balances	$7,808,840	$7,509,169

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.00% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with less than 0.01 % of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00%. Interest crediting rates range from 1.00 % to 8.00 % for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential of Taiwan, PARCC, UPARC, PAR U, Pruco Re, PAR III, and PAR TERM, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years December 31, as follows:

	2011	2010	2009
	(in thousands)
Premiums	$1,127,239	$1,061,881	$959,698

Reinsurance ceded	(1,054,452)	(995,489)	(888,105)

Premiums	$72,787	$66,392	$71,593

Direct policy charges and fees	$1,444,932	$1,030,265	$936,985

Reinsurance ceded	(335,808)	(441,214)	(283,851)

Policy charges and fees	$1,109,124	$589,051	$653,134

Policyholders’ benefits ceded	$742,529	$678,782	$515,539
Realized capital gains/(losses) net, associated with derivatives	$1,185,096	$(497,195)	$(1,183,687)

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains/(losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC (See Note 13) to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

Reinsurance recoverables included in the Company’s Consolidated Statements of Financial Position at December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Domestic life insurance-affiliated	$3,875,120	$2,153,734
Domestic individual annuities-affiliated	869,159	(372,823)

Domestic life insurance-unaffiliated	(658)	239
Taiwan life insurance-affiliated	983,989	946,011

	$5,727,610	$2,727,161

Substantially all reinsurance contracts are with affiliates as of December 31, 2011 and December 31, 2010. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, 2011 and 2010 were as follows:

	2011	2010	2009
	(in thousands)
Gross life insurance face amount in force	$569,684,855	$546,708,450	$517,012,733
Reinsurance ceded	(517,857,797)	(492,314,245)	(465,245,943)

Net life insurance face amount in force	$51,827,058	$54,394,205	$51,766,790

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011		December 31, 2010
	In the Event of Death	At Annuitization/ Accumulation (1)	In the Event of Death	At Annuitization/ Accumulation (1)
	(in thousands)		(in thousands)
Variable Annuity Contracts

Return of Net Deposits
Account value	$37,091,904	$ N/A	$23,853,223	$ N/A
Net amount at risk	947,037	N/A	$112,961	N/A
Average attained age of contractholders	60	N/A	60 years	N/A

Minimum return or contract value
Account value	$14,074,097	$43,987,117	$12,334,087	$29,079,105
Net amount at risk	$2,571,505	$3,048,978	$1,725,293	$847,993
Average attained age of contractholders	66	60	66 years	60 years
Average period remaining until earliest expected annuitization	N/A	0.55 years	N/A	1.24 years

(1)Includes income and withdrawal benefits as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$673,038	$676,087	$738,349	$744,269

	December 31, 2011	December 31, 2010
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$2,418,679	$2,391,911
General account value	$2,089,347	$1,789,570
Net amount at risk	$54,917,077	$51,499,882
Average attained age of contractholders	52 years	51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Equity funds	$23,180,461	$20,486,317
Bond funds	23,125,115	11,185,349
Money market funds	2,493,553	2,035,929

Total	$48,799,129	$33,707,595

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In addition to the above mentioned amounts invested in separate account investment options, $2.367 billion and $2.480 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2011 and 2010, respectively.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMWB-GMIWB- GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2008	$162,569	$86,739	$41,017	$794,640	$1,084,965
Incurred guarantee benefits(1)	(13,709)	63,694	(14,478)	(812,179)	(776,672)
Paid guarantee benefits	(68,937)	(7,262)	-	-	(76,199)

Balance as of December 31, 2009	$79,923	$143,171	$26,539	$(17,539)	$232,094
Incurred guarantee benefits(1)	5,522	18,496	361	(435,284)	(410,905)
Paid guarantee benefits	(36,616)	(560)	(182)	-	(37,358)

Balance as of December 31, 2010	$48,829	$161,107	$26,718	$(452,823)	$(216,169)
Incurred guarantee benefits(1)	87,111	66,082	7,120	1,365,810	1,526,123
Paid guarantee benefits	(38,305)	(2,280)	(828)	-	(41,413)

Balance as of December 31, 2011	$97,635	$224,909	$33,010	$912,987	$1,268,541

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$537,943	$296,341	$269,310
Capitalization	289,642	246,006	94,526
Amortization- Impact of assumption and experience unlocking and true-ups	(24,919)	15,638	11,070
Amortization- All other	(260,964)	(26,373)	(58,634)

Change in unrealized investment gains and (losses)	1,040	6,330	(19,930)

Balance, end of year	$542,742	$537,943	$296,341

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to ($589) million, $277 million, and $167 million for the years ended December 31, 2011, 2010, and 2009, respectively. Statutory surplus of the Company amounted to $1,496 million and $1,218 million at December 31, 2011 and 2010, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company is restricted from paying dividends in 2012 without prior approval. In 2009 and 2011, there were no dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in thousands)
Current tax expense (benefit):
U.S.	$42,474	$157,318	$93,658

Total	42,474	157,318	93,658

Deferred tax expense (benefit):
U.S.	252,052	14,495	(229,618)

Total	252,052	14,495	(229,618)

Total income tax expense (benefit) on income from operations	(209,579)	171,813	(135,960)
Other comprehensive income	16,617	45,855	111,335
Cumulative effect of changes in accounting policy	-	-	10,637

Total income tax expense (benefit) on continuing operations	$(192,962)	$217,668	$(13,988)

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($320.2) million, $641.9 million and ($201.8) million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2011	2010	2009
	(in thousands)
Expected federal income tax expense	$(112,087)	$224,658	$(70,612)
Non-taxable investment income	(81,031)	(46,161)	(35,900)
Tax credits	(15,977)	(5,553)	(2,270)
Expiration of statute of limitations and related interest	-	-	(33,812)
Other	(484)	(1,131)	6,634

Total income tax expense (benefit) on continuing operations	$(209,579)	$171,813	$(135,960)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in thousands)
Deferred tax assets
Insurance reserves	$995,018	$696,132
Investments	-	45,654
Other	-	1,821

Deferred tax assets	$995,018	$743,607

Deferred tax liabilities
Deferred acquisition costs	$847,259	$920,187
Investments	55,073	0
Deferred Annuity Bonus	189,960	188,280
Net Unrealized gains on securities	147,787	131,136
Other	723	-

Deferred tax liabilities	1,240,802	1,239,603

Net deferred tax asset (liability)	$(245,784)	$(495,996)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, 2010 and 2009.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

The Company’s unrecognized tax benefits as of December 31, 2009, 2010 and 2011 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of December 31, 2008	$45,118	$6,079	$51,197
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(826)	(826)
Settlements with parent	(17,197)	-	(17,197)
Settlements with taxing authorities	-	-	-
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(26,431)	-	(26,431)

Amounts as of December 31, 2009	$1,490	$5,253	$6,743
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(5,123)	(5,123)

Amounts as of December 31, 2010	$1,490	$130	$1,620
Increases in unrecognized tax benefits taken in prior period
(Decreases) in unrecognized tax benefits taken in prior period	(1,490)	(17)	(1,507)

Amounts as of December 31, 2011	$0	$113	$113

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,490	$-	$1,490

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$1,490	$-	$1,490

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2011	$-	$-	$-

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Interest and penalties recognized in the consolidated statements of operations	$-	$(1,100)	$(4,900)
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$-	$-	$1,100

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2007 tax years will expire in June 2012, unless extended. Tax years 2008 through 2010 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

During the fourth quarter of 2011, the Company’s parent, Prudential Financial, reached an agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and certain short term investments, and equity securities. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), and commercial mortgage loans, certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally- developed values to the related assets or liabilities. To the extent the internally-developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$153,703	$4,696	$-	$158,399
Obligations of U.S. states and their political subdivisions	-	49,638	-	-	49,638
Foreign government bonds	-	54,521	-	-	54,521
Corporate securities	-	4,018,234	23,720	-	4,041,954
Asset-backed securities	-	310,816	62,429	-	373,245
Commercial mortgage-backed securities	-	542,323	-	-	542,323
Residential mortgage-backed securities	-	324,044	-	-	324,044

Sub-total	-	5,453,279	90,845	-	5,544,124
Trading account assets:
Asset-backed securities	-	17,419	-	-	17,419
Commercial mortgage-backed securities	-	5,062	-	-	5,062
Equity securities	-	-	3,362	-	3,362

Sub-total	-	22,481	3,362	-	25,843
Equity securities, available for sale	5,617	-	2,652	-	8,269
Short-term investments	101,608	181,673	-	-	283,281
Cash equivalents	42,158	191,920	-	-	234,078
Other long-term investments	-	180,603	686	(57,612)	123,677
Other assets	-	70,519	991,129	-	1,061,648

Sub-total excluding separate account assets	149,383	6,100,475	1,088,674	(57,612)	7,280,920
Separate account assets (1)	1,803,852	56,130,595	222,324	-	58,156,771

Total assets	$1,953,235	$62,231,070	$1,310,998	$(57,612)	$65,437,691

Future policy benefits	$-	$-	$912,988	$-	$912,988
Other Liabilities	-	57,612	-	(57,612)	-

Total liabilities	$-	$57,612	$912,988	$(57,612)	$912,988

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$227,962	$-	$-	$227,962
Obligations of U.S. states and their political subdivisions	-	24,129	-	-	24,129
Foreign government bonds	-	54,709	-	-	54,709
Corporate securities	-	4,321,147	49,050	-	4,370,197
Asset-backed securities	-	349,808	59,770	-	409,578
Commercial mortgage-backed securities	-	580,520	-	-	580,520
Residential mortgage-backed securities	-	375,208	-	-	375,208

Sub-total	-	5,933,483	108,820	-	6,042,303
Trading account assets:
Asset-backed securities	-	17,525	-	-	17,525
Commercial mortgage-backed securities	-	5,180	-	-	5,180
Sub-total	-	22,705	-	-	22,705
Equity securities, available for sale	8,920	8,695	1,792	-	19,407
Short-term investments	50,989	195,915	-	-	246,904
Cash equivalents	42,040	237,871	-	-	279,911
Other long term investments	-	26,752	-	(11,557)	15,195
Other assets	-	48,071	(222,491)	-	(174,420)

Sub-total excluding separate account assets	101,949	6,473,492	(111,879)	(11,557)	6,452,005
Separate account assets (1)	1,654,810	41,415,830	198,451	-	43,269,091

Total assets	$1,756,759	$47,877,765	$86,572	$(11,557)	$49,721,096

Future policy benefits	$-	$-	$(452,822)	$-	$(452,822)
Other Liabilities	-	11,557	-	(11,557)	-

Total liabilities	$-	$11,557	$(452,822)	$(11,557)	$(452,822)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	“Netting” amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company’s customers and policyholders.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and December 31, 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally-developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, public corporate bonds, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Securities.” Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 may include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs (e.g., individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values. As of December 31, 2011, and December 31, 2010, there were derivatives with the fair value of $102 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets – Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities and an affiliated security issued by certain investment subsidiaries of Prudential Insurance. These guarantees are described further below in “Future Policy Benefits.” Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 125 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those individual living benefit contracts in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features before the adjustment for NPR, was a net liability of $4,015 million. This net liability was comprised of $4,203 million of individual living benefit contracts in a liability position, net of $188 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, the adjustment for the NPR resulted in a $3,102 million cumulative decrease to the embedded derivative liability, reflecting the additional credit spread over LIBOR the Company incorporated into the discount rate used in the valuations of those embedded derivatives in a liability position. Significant declines in risk-free interest rates and the impact of account value performance in 2011 drove an increase in the embedded derivative liability associated with the optional living benefit features of the Company’s variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing NPR, also drove offsetting increases in the NPR adjustment. As described in Note 6 the Company uses affiliated reinsurance as part of its risk management strategy for certain of the optional living benefit features. As a result, the increase in these embedded derivative liabilities are largely offset by corresponding increases in the reinsurance recoverable associated with the affiliated reinsurance.

Transfers between Levels 1 and 2 – During the twelve months ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available For Sale - U.S. Treasury Securities	Fixed Maturities Available For Sale -Corporate Securities	Fixed Maturities Available For Sale -Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale
	(in thousands)
Fair value, beginning of period	$-	$49,050	$59,770	$-	$1,792
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(3,311)	803	-	(3,315)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(4)	(1,126)	(694)	-	2,840
Net investment income	-	219	768	-	-
Purchases	4,700	7,534	23,001	5,019	1,696
Sales	-	(678)	(8,160)	-	-
Issuances	-	883	-	-	-
Settlements	-	(20,679)	(9,094)	-	(99)
Foreign currency translation	-	-	-	-	-
Transfers into Level 3(2)	-	10,444	-	-	8,695
Transfers out of Level 3(2)	-	(18,616)	(3,965)	(5,019)	-
Other(4)	-	-	-	-	(8,957)

Fair value, end of period	$4,696	$23,720	$62,429	$-	$2,652

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(4,319)	$(10)	$-	$(2,918)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(4)	$(718)	$(514)	$-	$2,597

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2011
	Other Trading Account Assets - Equity Securities	Other Long- Term Investments	Other Assets	Separate Account Assets(1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$-	$-	$(222,491)	$198,451	$452,822
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	102	934,112	388	(1,091,846)
Asset management fees and other income	(595)	(46)	-	-	-
Interest credited to policyholder account balances	-	-	-	1,815	-
Included in other comprehensive income (loss)	-		(3,980)	-	-
Net investment income	-	-	-	-	-
Purchases	-	630	308,142	86,744	(273,964)
Sales	-	-	-	(65,074)	-
Issuances	-	-	-	-	-
Settlements	(5,000)	-	(3)	-	-
Foreign currency translation	-	-	-	-	-
Transfers into Level 3(2)	-	-	-	-	-
Transfers out of Level 3(2)	-	-	(24,651)	-	-
Other(4)	8,957	-	-	-	-

Fair value, end of period	$3,362	$686	$991,129	$222,324	$(912,988)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$75	$973,717	$-	$(1,085,926)
Asset management fees and other income	$(876)	$(46)	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$1,815	$-
Included in other comprehensive income (loss)	$-	$-	$(3,980)	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Other primarily represents reclasses of certain assets between reporting categories.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers – The transfers out of Level 3 for $24.6 million for the year ended December 31, 2011 were primarily the result of the use of third party pricing for an affiliated security issued by an investment subsidiary of Prudential Insurance. Prior to the second quarter of 2011 these assets were valued internally using a pricing model. As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities, Available For Sale – Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale
	(in thousands)
Fair value, beginning of period	$1,082	$32,462	$135,466	$-	$3,833
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(438)	(1,438)	-	(90)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(11)	1,958	(582)	82	(2,291)
Net investment income	(1)	328	735	(7)	-
Purchases, sales, issuances, and settlements	-	(14,534)	4,839	5,160	340
Foreign currency translation	-	-	-	-	-
Transfers into Level 3(2)	-	30,910	4,525	-	-
Transfers out of Level 3(2)	(1,070)	(1,636)	(83,775)	(5,235)	-

Fair value, end of period	$-	$49,050	$59,770	$-	$1,792

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(1,027)	$(868)	$-	$90
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(11)	$2,786	$(634)	$126	$(2,291)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2010
	Trading Account Asset - Backed Securities	Other Liabilities	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$1,182	$(960)	$159,618	$152,675	$17,539
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	960	(474,147)	(799)	540,017
Asset management fees and other income	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	9,119	-
Included in other comprehensive income (loss)	18	-	2,465	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	(1,200)	-	89,573	37,456	(104,733)
Foreign currency translation	-	-	-	-	-
Transfers into Level 3(2)	-	-	-	-	-
Transfers out of Level 3(2)	-	-	-	-	-

Fair value, end of period	$-	$-	$(222,491)	$198,451	$452,822

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(473,023)	$-	$499,913
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$9,119	$-
Included in other comprehensive income (loss)	$-	$-	$2,465	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Other Assets totaled $79.5 million for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities, Available For Sale –Foreign Government Bonds	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale –Asset- Backed Securities	Fixed Maturities, Available For Sale – Residential Mortgage- Backed Securities	Equity Securities, Available for Sale
	(in thousands)
Fair value, beginning of period	$867	$13,357	$43,642	$6,309	$968
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(2,344)	(10,559)	-	(2)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	217	3,991	42,357	43	2,864
Net investment income	(2)	916	1,004	-	-
Purchases, sales, issuances, and settlements	-	(4,636)	(20,381)	(1,252)	-
Foreign currency translation	-	-	-	-	-
Transfers into Level 3(2)	-	28,257	89,358	-	49
Transfers out of Level 3(2)	-	(7,079)	(9,955)	(5,100)	(46)

Fair value, end of period	$1,082	$32,462	$135,466	$-	$3,833

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(2,904)	$(10,020)	$-	$(2)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$217	$3,986	$42,587	$-	$2,864

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009
	Trading Account Asset -Backed Securities	Other Assets	Separate Account Assets (1)	Other Liabilities	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$1,089	$1,157,884	$154,316	$(17,167)	$(794,640)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(1,157,338)	(3,608)	16,207	848,282
Asset management fees and other income	93	-	-	-	-
Interest credited to policyholder account balances	-	-	(10,140)	-	-
Included in other comprehensive income (loss)	-	22,282	-	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	-	136,790	17,545	-	-
Foreign currency translation	-	-	-	-	(36,103)
Transfers into Level 3(2)	-	-	-	-	-
Transfers out of Level 3(2)	-	-	(5,438)	-	-

Fair value, end of period	$1,182	$159,618	$152,675	$(960)	$17,539

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(788,470)	$-	$16,215	$830,739
Asset management fees and other income	$93	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$(10,141)	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $117.6 million for the year ended December 31, 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair value	Carrying Amount	Fair value
	(in thousands)
Assets:
Commercial mortgage and other loans	$1,406,492	$1,543,968	$1,275,022	$1,352,761
Policy loans	1,050,878	1,401,354	1,061,607	1,258,411
Liabilities:
Policyholder account balances - investment contracts	677,316	673,673	588,200	584,112
Short-term and long-term debt to affiliates	1,301,000	1,328,254	895,000	898,115

The fair values presented above for those financial instruments where the carrying amounts and fair values differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based on internally developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Short-term and long-term debt to affiliates

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity contracts that include certain optional living benefit features that are treated for accounting purposes as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 7, and are recorded in “Realized investment gains (losses), net.”

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The fair value of the living benefit feature embedded derivatives included in “Future policy benefits” was a liability of $913 million as of December 31, 2011 and a contra-liability of $453 million as of December 31, 2010. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance recoverables” was an asset of $869 million as of December 31, 2011 and a contra-asset of $373 million as of December 31, 2010.

Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. In third quarter 2011, the Company amended this reinsurance agreement resulting in a recapture of a portion of the no-lapse guarantee provision effective July 1, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2011			December 31, 2010
	Notional	Fair Value		Notional	Fair Value
Primary Underlying	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(in thousands)
Qualifying Hedges
Currency/Interest Rate	$60,507	$3,500	$(865)	$46,749	$2,193	$(1,152)

Total Qualifying Hedges	$60,507	$3,500	$(865)	$46,749	$2,193	$(1,152)

Non-Qualifying Hedges
Interest Rate	$766,900	$98,500	$(2,110)	$481,500	$19,170	$(4,738)
Currency	7,273	37	(108)	2,109	-	(43)
Credit	73,000	203	(667)	16,900	1,206	(1,653)
Currency/Interest Rate	52,236	2,522	(1,502)	51,943	1,434	(2,846)
Equity	8,093,696	75,945	(52,360)	93,955	2,749	(1,125)

Total Non-Qualifying Hedges	8,993,105	177,207	(56,747)	646,407	24,559	(10,405)

Total Derivatives (1)	$9,053,612	$180,707	$(57,612)	$693,156	$26,752	$(11,557)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $948 million as of December 31, 2011 and a conta-liability of $423 million as of December 31, 2010 included in “Future policy benefits” and “Fixed maturities available for sale.”

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate
Net investment income	$233	$529	$170
Realized investment gains (losses)	(337)
Other income	49	89	(22)
Accumulated Other Comprehensive Income(1)	1,715	2,646	(2,302)

Total cash flow hedges	$1,660	$3,264	$(2,154)

Non-qualifying hedges
Realized investment gains (losses)
Interest Rate	$90,706	$25,842	$(29,765)
Currency	175	169	(91)
Currency/Interest Rate	1,102	1,177	(6,537)
Credit	733	(1,631)	9,885
Equity	(3,264)	742	(76,567)
Embedded Derivatives	88,740	52,278	(313,243)

Total non-qualifying hedges	178,192	78,577	(416,318)

Total Derivative Impact	$179,852	$81,841	$(418,472)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the period ending December 31, 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2010	$808
Net deferred gains on cash flow hedges from January 1 to December 31, 2011	1,607
Amount reclassified into current period earnings	108

Balance, December 31, 2011	$2,523

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

As of December 31, 2011 the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

Credit Derivatives Written

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $85 million at December 31, 2011 and $91 million at December 31, 2010. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $35 million at December 31, 2011 and $30 million at December 31, 2010.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $58 million and $0 million notional of credit default swap (“CDS”) selling protection with an associated fair value of less than $1 million, at December 31, 2011 and December 31, 2010, respectively, These credit derivatives generally have maturities of five to ten years and consist of corporate securities within the finance industry. At December 31, 2011, the underlying credits have an NAIC designation rating of 1.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $15 million and $17 million of outstanding notional amounts, respectively, reported at fair value as a liability of $1 million and a liability of less than a million, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments
The Company has made commitments to fund $22 million of commercial loans as of December 31, 2011. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $82 million as of December 31, 2011.

Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2011, 2010 and 2009. The expense charged to the Company for the deferred compensation program was $7 million, $4 million and $3 million for the twelve months ended December 31, 2011, 2010 and 2009, respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $18 million, $13 million and $8 million in 2011, 2010 and 2009 respectively.

Prudential Insurance sponsors voluntary savings plans for its employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $8.1 million, $6.2 million and $4.2 million in 2011, 2010 and 2009 respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2.134 billion at December 31, 2011 and $2.061 billion at December 31, 2010, respectively. Fees related to these COLI policies were $33 million, $41 million and $37 million for the years ending December 31, 2011, 2010 and 2009 respectively. The Company retains the majority of the mortality risk associated with these COLI policies.

Reinsurance with Affiliates

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its universal protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2011 or later are reinsured with UPARC under the terms described in the previous paragraph. The settlement of the recapture premium occurred on

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

October 31, 2011. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within UPARC. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to this reinsurance agreement were $21 million and $50 million as of December 31, 2011 and December 31, 2010, respectively. Fees ceded to UPARC in 2011, 2010 and 2009 were $21 million, $102 million and $51 million, respectively. 2011 fees ceded include the recapture of $33 million unearned and supplemental premiums on yearly renewable term mortality risk previously ceded to UPARC. Benefits ceded to UPARC in 2011, 2010 and 2009 were $37 million, $52 million and $48 million respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized gains (losses) on the no lapse guarantee embedded derivative were $298 million, ($18) million and ($370) million for the years ended December 31, 2011, 2010 and 2009, respectively. The adjustment related to the settlement of the recapture premium discussed above resulted in a realized gain of $37 million in 2011 and was accounted for as a derivative.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into to an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of the all risks associated with its universal protector policies having no lapse guarantees as well as its universal plus policies, with effective dates prior to January 1, 2011. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $2,447 million less a ceding allowance of $1,439 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on October 31, 2011 but was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The realized loss associated with the settlement of this embedded derivative on October 31, 2011 was $61 million.

Amounts included in the Company’s Consolidated Statements of Financial Position at December 31, 2011 were as follows:

December 31, 2011
($ in thousands)
Reinsurance recoverables	$1,355,199
Policy loans	$(36,556)
Deferred policy acquisition costs	$(142,286)
Other liabilities (reinsurance payables) (1)	$105,762

(1)	Includes $85 million of a deferred gain arising from the coinsurance agreement with PAR U effective July 1, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) in 2011 are as follows:

December 31, 2011
($ in thousands)
Gross premium and policy charges and fee income	$102,722

Interest credited to policy holder accounts ceded Policyholders’ benefits ceded	$49,337

Reinsurance expense allowances, net of capitalization and amortization	$33,439

Realized capital losses, associated with derivatives	$(61,398)

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of My Term, ROP Term Life issued through its life insurance subsidiary, and those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $2,064 million, and $1,826 million as of December 31, 2011, and December 31, 2010, respectively. Premiums ceded to PARCC in 2011, 2010 and 2009, were $725 million, $785 million and $799 million, respectively. Benefits ceded to PARCC in 2011, 2010 and 2009 were $370 million, $328 million and $295 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $143 million, $167 million and $171 million for the years ended December 31, 2011, 2010 and 2009, respectively.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010, exclusive of My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $248 million and $91 million as of December 31, 2011 and December 31, 2010, respectively. Premiums ceded to PAR TERM were $239 million and $102 million, for the years ended December 31, 2011and December 31, 2010, respectively. Benefits ceded to PAR TERM were $34 million and $16 million, for the years ended December 31, 2011 and December 31, 2010, respectively. Reinsurance expense allowances, net of capitalization and amortization were $44 million and $24 million for the years ended December 31, 2011 and December 31, 2010, respectively.

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $8 million, and $5 million as of December 31, 2011, and December 31, 2010, respectively. Premiums ceded to PAR III were $3 million, $3 million and $2 million for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, respectively. Benefits ceded to PAR III in were $1 million for the year ended December 31, 2011, and less than $1 million for the years ended December 31,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

2010 and 2009. Reinsurance expense allowances, net of capitalization and amortization were $1 million for the years ended December 31, 2011, 2010 and 2009.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2011, the Company recaptured a portion of this reinsurance agreement related to its universal plus policies having effective dates prior to January 1, 2011. The Company now reinsures these risks with PAR U discussed above. Reinsurance recoverables related to this agreement were $173 million, and $175 million as of December 31, 2011, and December 31, 2010, respectively. Premiums and fees ceded to Prudential Insurance in 2011, 2010 and 2009 were $223 million, $355 million and $240 million, respectively. Benefits ceded to Prudential in 2011, 2010 and 2009 were $231 million, $263 million and $218 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $7 million for both years ended December 31, 2011 and December 31, 2010, and $8 million for the year ended December 31, 2009. Benefits ceded were $2 million for the three years ended December 31, 2011, 2010 and 2009.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, the Company was required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of this premium difference was made by transfers of securities at fair value of $120 million to Prudential Insurance and $35 million to UPARC.

Pruco Reinsurance

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The following table provides information relating to fees ceded to Pruco Reinsurance (“Pruco Re”) under these agreements which are included in “Realized investment (losses) gains, net” on the Unaudited Interim Consolidated Statement of Operations and Comprehensive Income for the dates indicated.

	Year Ended
	December 31,	December 31,	December 31,
	2011	2010	2009
		(in thousands)
Pruco Reinsurance
Effective January 24, 2011
Highest Daily Lifetime Income (“HDI”) (1)	$31,639	$-	$-
Spousal Highest Daily Lifetime Income (“SHDI”) (1)	11,940	-	-
Effective beginning August 24, 2009
Highest Daily Lifetime 6 Plus (“HD6 Plus”) (1)	152,902	26,306	180
Spousal Highest Daily Lifetime 6 Plus (“SHD6 Plus”) (1)	67,754	11,951	64
Effective June 30, 2009
Highest Daily Lifetime 7 Plus (“HD7 Plus”)	17,014	14,516	4,488
Spousal Highest Daily Lifetime 7 Plus (“SHD7 Plus”)	8,951	7,533	2,207
Effective January 28, 2008
Highest Daily Lifetime 7 (“HD7”)	11,007	10,343	9,228
Spousal Highest Daily Lifetime 7 (“SHD7”)	2,660	2,482	2,161
Effective March 15, 2010
Guaranteed Return Option Plus II (“GRO Plus II”)	3,595	812	-
Effective January 28, 2008
Highest Daily Guaranteed Return Option (“ HD GRO”)	609	610	440
Highest Daily Guaranteed Return Option II (“HD GRO II” )	2,885	820	-
Effective Since 2006
Highest Daily Lifetime Five (“HDLT5”)	4,690	4,795	4,829
Spousal Lifetime Five (“SLT5”)	2,398	2,298	2,053
Effective Since 2005
Lifetime Five (“LT5”)	15,461	15,011	13,614

Total Pruco Reinsurance	$333,505	$97,477	$39,264

(1)	Effective October 1, 2011, PLNJ entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of this rider.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $869 million and ($373) million as of December 31, 2011, and December 31, 2010, respectively. Realized gains (losses) ceded were $908 million, ($479) million and $814 million for the years ended December 31, of 2011, 2010 and 2009, respectively. Changes in realized gains (losses) for the 2011, 2010 and 2009 periods were primarily due to changes in market conditions in the period. The underlying asset as of December 31, 2011 and the contra-asset as

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

of December 31, 2010 are reflected in “Reinsurance recoverables” in the Company’s Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to an affiliate, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”).

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in Taiwan dollars.

Affiliated premiums in 2011, 2010 and 2009 from the Taiwan coinsurance agreement were $74 million, $87 million and $77 million, respectively. Affiliated benefits ceded in 2011, 2010 and 2009 from the Taiwan coinsurance agreement were $22 million and $23 million and $21 million, respectively.

Reinsurance recoverables related to the Taiwan coinsurance agreement were $984 million and $946 million at December 31, 2011and December 31, 2010, respectively.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates
In 2009 when implementing a revision to the reinsurance treaties with PARCC, PAR TERM and PAR III, modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowance did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During second quarter 2011, the Company recorded the correction, charging $13 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income
Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $152.5 million, $51.3 million, and $14.9 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

(“PSF”). Income received from Prudential Investments LLC, related to this agreement was $10.6 million, $10.3 million, and $10.0 for the years ended December 31, 2011, 2010, and 2009, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Re. The securities were purchased from PALAC, at a fair market value of $292 million, and were recorded net of OCI at an amortized cost of $257 million. The securities were purchased from Pruco Re, at a fair market value of $81 million, and were recorded net of OCI at an amortized cost of $76 million. The difference between fair market value and book value of these transfers was accounted for as a net decrease of $40 million to additional paid-in capital in 2010. During first quarter 2011, the Company recorded an out of period adjustment that reclassified the $40 million difference between book value and fair market value from additional paid-in capital to retained earnings. As part of this adjustment, a $14 million reduction to the deferred tax liability was recorded with an offset also reflected in retained earnings to record the tax effect of this activity. These adjustments were not material to any previously reported quarterly or annual financial statements.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of the premium difference with Prudential Insurance was made by transfer of securities that had an amortized cost of $117 million and a fair market value of $120 million. The difference between amortized cost and fair market value was accounted for as an increase of $3 million to additional paid-in capital. Settlement of the premium difference with UPARC was made by transfer of securities of $35 million in 2010, where fair market value approximated amortized cost.

In October 2011, the Company received fixed maturity securities from UPARC, an affiliated company, as consideration for the recapture of previously ceded business. The fair market value of the assets transferred to the Company was $350 million. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative gain of $37 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company transferred fixed maturity securities to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These securities had an amortized cost of $943 million and a fair market value of $1,006 million. The net difference between amortized cost and the fair value was $63 million and was recorded as a realized investment gain on the Company’s financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $61 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company sold fixed maturity securities to PAR U, an affiliated company. These securities had an amortized cost of $84 million and a fair market value of $92 million. The net difference between

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

amortized cost and fair market value was $8 million and was accounted for as a realized investment gain on the Company’s financial statements.

In November 2011, the Company sold fixed maturity securities to its parent company, Prudential Insurance. These securities had an amortized cost of $41 million and a fair market value of $45 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold commercial loan securities to its parent company, Prudential Insurance. These securities had an amortized cost of $19 million and a fair market value of $21 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold fixed maturity securities to PARCC, an affiliated company. These securities had an amortized cost of $36 million and a fair market value of $38 million. The net difference between amortized cost and fair value was $2 million and was accounted for as a realized investment gain on the Company’s financial statements.

Debt Agreements
The Company has an agreement with an affiliate, Prudential Funding, LLC, which allows the Company to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $900 million. The Company had $114 million in short term debt affiliated with Prudential Financial and $15 million affiliated with Prudential Funding, LLC. as of December 31, 2011, and no borrowings outstanding as of December 31, 2010.

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has a fixed interest rate of 3.47% and matures on December 21, 2015. The total related interest expense to the Company was $22.5 million for the year ended December 31, 2011.

On November 15, 2010, the Company borrowed $245 million from Prudential Financial. This loan has a fixed interest rate of 3.01% and matures on November 13, 2015. The total related interest expense to the Company was $7.1 million for the year ended December 31, 2011. On December 15, 2011, the Company repaid $179 million to Prudential Financial as a partial repayment for the $245 million borrowing. The outstanding principle related to this loan was $66 million at December 31, 2011.

On June 20, 2011, the Company entered into a series of four $50 million borrowings with Prudential Financial, totaling $200 million. The loans have fixed interest rates ranging from 1.66% to 3.17% and maturity dates staggered one year apart, from June 19, 2013 to June 19, 2016. The total related interest expense was $2.6 million for the year ended December 31, 2011.

On December 15, 2011, the Company entered into a series of four $53 million borrowings and on December 16, 2011 four $11 million borrowings with Prudential Financial, totaling $256 million. The loans have fixed interest rates ranging from 2.65% to 3.61% and maturity dates staggered one year apart, from December 16, 2013 to December 16, 2016. The total related interest expense was $0.35 million for the year ended December 31, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2011
Total revenues	$478,822	$493,901	$639,129	$518,197
Total benefits and expenses	352,259	446,667	1,419,681	231,697
Income (loss) from operations before income taxes	126,563	47,234	(780,552)	286,500
Net income (loss)	$99,412	$38,435	$(469,968)	$221,444

2010
Total revenues	$303,116	$417,824	$314,011	$302,047
Total benefits and expenses	239,398	642,263	(77,111)	(109,433)
Income (loss) from operations before income taxes	63,718	(224,439)	391,122	411,480
Net income (loss)	$57,222	$(144,791)	$276,974	$280,663

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2011 and December 31, 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 9, 2012

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
(ii)	Selling Agreement used from 11-2008 to current. (Note 5)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts with fixed Death Benefit (Note 4)
(ii)	Variable Appreciable Life Insurance Contracts with Variable Death Benefit (Note 4)
(iii)	Complaint Notice for use in Texas with Variable Appreciable Life Contracts. (Note 4)
(iv)	Notice giving information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 4)
(v)	Endorsement for Misstatement of Age and/or Sex for use in Pennsylvania with Variable Appreciable Life. (Note 4)
(vi)	Revised Contract with fixed death benefit. (Note 4)
(vii)	Revised Contract with variable death benefit. (Note 4)
(viii)	Rider for Insured's Waiver of Premium Benefit. (Note 4)
(ix)	Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(x)	Rider for Insured's Accidental Death Benefit. (Note 4)
(xi)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(xii)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 4)
(xiii)	Rider for Interim Term Insurance Benefit. (Note 4)
(xiv)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(xv)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xvi)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 4)
(xvii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 4)
(xviii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 4)
(xix)	Rider covering lack of Evidence of Insurability on a Child. (Note 4)
(xx)	Rider modifying Waiver of Premium Benefit. (Note 4)
(xxi)	Rider to terminate a Supplementary Benefit. (Note 4)
(xxii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xxiii)	Rider to provide for exclusion of Aviation Risk. (Note 4)
(xxiv)	Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xxv)	Rider to provide for exclusion for War Risk. (Note 4)
(xxvi)	Endorsement for Contractual Conversion of a Term Policy. (Note 4)
(xxvii)	Endorsement for Conversion of a Dependent Child. (Note 4)
(xxviii)	Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 4)
(xxix)	Endorsement providing for Variable Loan Interest rate. (Note 4)
(xxx)	Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 4)
(xxxi)	Certification guaranteeing Right to Convert for use in Virginia. (Note 4)
(xxxii)	Endorsement for Increase and Decrease in Face Amount. (Note 4)
(xxxiii)	Supplementary Monthly Renewable Non-Convertible One Month Term Insurance. (a) for use with fixed death benefit Contract. (Note 4) (b) for use with variable death benefit Contract. (Note 4)
(xxxiv)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 4)
(xxxv)	Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 4)

(xxxvi)	Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 4)
(xxxvii)	Appreciable Plus Rider. (Note 4)
(xxxiii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 4) (b) for use in all approved jurisdictions except Florida. (Note 4)

(e)	Application:
(i)	Application for Variable Appreciable Life Insurance Contract. (Note 4)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 2)
(ii)	Form of Agreement between Prudential, including subsidiaries, with reinsurance companies. (Note 1)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 3)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yalena Frias, Bernard J. Jacob, Stephen Pelletier

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 3)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed April 13, 2007 on behalf of the Pruco Life Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed April 21, 2009 on behalf of the Pruco Life Variable Appreciable Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158634, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 41 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Appreciable Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 15, 2011 on behalf of the Pruco Life Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director, Age 60.

THOMAS J. DIEMER - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director, Age 41.

ROBERT M. FALZON -Treasurer and Director, Age 48.

YANELA FRIAS - Director, Age 40.

BERNARD J. JACOB - Director, Age 56.

STEPHEN PELLETIER - Chief Executive Officer, President, and Director, Age 58.

OFFICERS WHO ARE NOT DIRECTORS

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

CHARLES C. SPRAGUE - Vice President and Assistant Secretary

CANDACE J. WOODS - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 24, 2012.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
James R. Mollo (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Thomas A. Hendry (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer

Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $60,952,205, which represents Prusec's total 2011 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$46,324,010	$-0-	$14,628,195	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 20th day of April, 2012.

(Seal)
Pruco Life Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest: /s/ Sun-Jin Moon Sun-Jin Moon Assistant Secretary	By: /s/ Stephen Pelletier Stephen Pelletier President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 43 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 20th day of April, 2012.

Signature and Title

/s/ *
Thomas J. Diemer
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
James J. Avery, Jr.
Director

/s/*
Robert M. Falzon
Treasurer and Director

/s/ *
Yalena Frias
Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Stephen Pelletier
Director

*By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(g) Reinsurance Agreements:	(ii) Form of Agreement between Prudential, including subsidiaries, with reinsurance companies.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yalena Frias, Bernard J. Jacob, Stephen Pelletier	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq. as to the legality of the securities being registered.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-